united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21853

Northern Lights Variable Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

Andrew Rogers, Gemini Fund Services, LLC.

80 Arkay Drive Suite 110, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 12/31

Date of reporting period: 12/31/16

Item 1. Reports to Stockholders.

Annual Report

December 31, 2016

TOPS® Managed Risk Balanced ETF Portfolio
TOPS® Managed Risk Growth ETF Portfolio
TOPS® Managed Risk Moderate Growth ETF Portfolio

Each a series of the Northern Lights Variable Trust

Distributed by Northern Lights Distributors, LLC

Member FINRA

A Message from the TOPS® Portfolio Management Team

2016 Market Commentary

“2016 Was a Good Year for Diversified Portfolios as Returns Were Solid Across the Board”

2016 was a very good year for diversified portfolios and full calendar year returns for the TOPS Managed Risk ETF Portfolios ended the year in middle single digits. TOPS returns were boosted by exposure to diversifier asset classes, meant to provide additional risk adjusted return over time. This was a welcome turnaround from 2015, when most diversifier asset classes trailed large cap US stocks as represented by the S&P 500. We reiterated a year ago that we would not waver from our disciplined investment approach, which emphasizes diversification across and within asset classes, and our strategy paid off as the TOPS portfolios steadily gained value throughout 2016.

We begin by discussing some of the highlights of 2016, but will focus most of this Commentary on several questions that may prove important to TOPS portfolio strategies in 2017, including:

1)	Will current trends such as rising equity markets, rising interest rates, and beneficial diversification continue?

2)	Can we expect a revival of solid global economic growth rates?

3)	Will financial market volatility increase?

Fourth Quarter and Full Year Market Review

The fourth quarter got off to a slow start, as QTD returns for most equity and fixed income indices were negative through the first week of November. Then a bombshell struck markets, as Hillary Clinton’s widely-expected presidential victory was instead a stunning win for Donald Trump. Likewise, control of the U.S. Senate was expected to go to the Democrats, but final results showed the Republicans maintained a small majority and also suffered only limited losses in the House. The election results created expectations for shifts in federal policies, which ignited a strong rally in stocks and exacerbated the weakening in the bond market.

The net effect of this reversal was that domestic equities were very strong in Q4: the S&P 500 total return was +3.8%, S&P MidCap +7.4% and S&P SmallCap +11.1%. The potential reversal of leadership between S&P 500 Value and Growth continued as Value returned +7.3% vs. Growth at +0.5%. The US Dollar also rallied, which drove Developed International (EAFE) stocks to lose a little ground at -0.7% and Emerging Markets (EM) were also hit, falling -4.2%. The powerful rally in commodity ETFs continued in Q4, however, REIT returns were negative due primarily to higher interest rates.

The 10 year US Treasury bond yield rose a full percentage point above its Q3 close of 1.6% by mid-December, and the year-end yield was 2.49%, resulting in -2.9% Q4 total return. Basically, the shorter your average maturity the better, as most sectors of the fixed income market recorded negative returns.

The strength of domestic stocks in Q4 vaulted them to a substantial full year outperformance vs. developed international equities. In the case of equities, the smaller the better, the S&P 500 returned a solid +12.0%, but MidCap was better at +20.7% and SmallCap was better yet at +26.6%. Meanwhile, EAFE was far behind at +1.0%, although EM still had a good year at +11.1%. The strong Dollar also took a toll on international REITS, which were flat for the year. Domestic

12/31/2016

REITS lagged US equities, but did better than bonds at +6.4%. In commodities, Guggenheim MSCI Global Timber (CUT) recorded a +7.3% return, while the FlexShares Global Upstream Natural Resources was strongest performing TOPS holding for the year with an astounding 31.3% return.

Despite the challenges of the Q4 rising-rate environment, every fixed income ETF held in the TOPS portfolios showed positive returns for the full year. We feel this is a testament to the strategic positioning of TOPS fixed income allocations. The Barclay’s U.S. Aggregate Bond Index finished with a +2.65% return and high yield corporates (+13.4%), bank loans (+9.2%) and investment grade corporates (+6.2%) were among the leaders for TOPS. US Treasuries recorded roughly 1% returns over the full yield curve, so our exposure to non-US Treasury sectors helped returns, as did our holdings in US TIPS (+3.2%).

Will current trends continue?

Clearly, the US election results impacted financial markets, as stocks, bond yields, and the Dollar all moved higher based on expectations of stronger growth in the economy and corporate profits, along with rising inflation. Some investors may think the entire four years of Trump have been fully priced into financial markets just a few months after the election.

Here’s some interesting history: When Barack Obama was elected in 2008, the DJIA dropped 929 points (nearly 10%) in the first two days after the election. That was the worst two-day drop since the October 1987 Crash! However, the Obama Trade reversed to a very solid bullish trend as the DJIA gained 90.5% from Election Day 2008 to Election Day 2016. The Trump Trade has been the opposite of the early Obama Trade thus far, as the DJIA rallied immediately and was +7.7% from Election Day to year-end.

Prior to Election Day, investors were cautious as stocks seemed expensive, S&P 500 earnings per share (EPS) were falling, Gross Domestic Product (GDP) was barely growing, the Fed was talking about increasing interest rates, and the USD was moving higher. Since then, investors switched to risk-on trades, EPS grew in Q3, EPS estimate revisions have turned positive, Q3 GDP was revised to +3.5%, GDP forecasts are rising, the Federal Reserve increased the Fed Funds rate and the Dollar strengthened further.

One important task for investors in 2017 will be to determine if these shorter term moves will develop into trends with staying power. If these are indeed trends, diversification within domestic assets may prove more valuable than global diversification in the short term. The longer term impacts are, as always, unforecastable.

Can we expect a revival of solid global economic growth rates?

Although US GDP ramped up to +3.5% in Q3, there is not yet a lot of evidence that US growth is reviving from its post-Great Recession trend of +2% growth. The biggest improvement in US data has been in the various sentiment and confidence surveys. While rising “animal spirits” may induce businesses and consumers to spend and invest, they will fade away if Washington fails to implement improved regulatory, taxation and spending plans. Investors are also counting on the Fed failing to enact a serious tightening binge. We plan to take a “wait and see” attitude on US economic growth. The international landscape is at least equally dicey, as there is noticeable headline risk in Europe. The Netherlands, France and Germany have national elections this year. If the elections prove benign, markets will still have to digest the Italian banking situation and furthering progress for Britain’s exit from the EU.

12/31/2016

Growth in emerging economies slowed significantly over the past few years. While rising commodity prices helped Emerging Markets to recover in 2016, there continues to be several factors which will decide if emerging markets can return to their former growth glory in 2017 and beyond.

Will financial market volatility increase?

We expect volatility will increase in 2017. There may not be anything as dramatic as the 15% stock market plunge we experienced early last year, or the 100 basis point bond yield surge from late last year. However, terrorism, politics, higher valuations, investor complacency and an unfriendly Federal Reserve combine to suggest investor sentiment swings may be sizeable enough to cause market volatility. We note the Secular Bull Market in bonds is now 35 years old, the last US recession ended 6 years ago, housing prices have returned to former high levels in many areas, and that US stocks have not experienced a 20% correction in over 5 years. Old age won’t cause any of these markets to reverse, but volatility may increase if investors determine they need to protect capital gains that have built up.

Portfolio Strategies

The TOPS strategy for managing globally diversified portfolios is focused on optimizing risk adjusted returns. We recognize the global economy is growing at a below average rate, but see few signs that a US recession is in the offing. Domestic equities are trending higher and international valuations are attractive. While it appears to us that interest rates may rise this year, the absence of inflation and the presence of high demand for fixed income should moderate any increase that develops. As always, we are constantly analyzing the markets and economy for indications that changes to the TOPS portfolios are necessary. At this time, we believe the portfolios are appropriately structured for the current environment.

Summary of the Milliman Managed Risk Strategy™ (MMRS)

The month of July saw global equities continue their late-June, post-Brexit rebound and push firmly higher, with U.S. equities notching their sixth consecutive positive monthly return. The second half of 2016 began with implied volatility steadily declining, even as realized volatility increased before dropping off sharply at the end of the month. The TOPS Managed Risk Funds all began the month with net equity allocations between 40% and 45%. As the month wore on, each fund steadily increased its equity allocation, thereby increasingly participating in the market’s move higher. With volatility declining through the end of the month, all three funds finished July at their target equity levels.

In August, U.S. equity markets notched their seventh consecutive positive monthly return amid exceptionally low volatility. November 2014 is the only calendar month since the turn of the century when the S&P 500 exhibited lower volatility than it did during August 2016. With volatility so low, the TOPS Managed Risk Funds all began, maintained, and finished the month near their maximum respective equity exposures.

12/31/2016

Heading into September, global equity market volatility hovered near its post-crisis low. During the second week of the month, realized volatility increased sharply and then continued to gradually climb through the end of the month. In the United States, the volatility of the S&P 500 finished the month at a level three times higher than where it began the month, but still below its longer-term average.

The TOPS Managed Risk Funds all began September at their maximum equity allocations. As volatility began to rise, the Growth and Moderate Growth Funds briefly reduced their equity allocations to approximately 55%. As summer officially turned into fall and volatility stabilized, the Growth Fund finished the month with a 70% equity allocation while the Moderate Growth and Balanced Funds finished at their respective maximums of 65% and 50%.

In October, U.S. equity markets notched their largest negative monthly return since January as investors looked ahead to the presidential election and the Fed’s last meeting of 2016. The decline in stocks was an orderly one, keeping realized volatility on a downward trend, even as implied volatility ticked higher. The TOPS Managed Risk Growth Fund began October increasing its net equity exposure briefly to its maximum level. As emerging market equity volatility increased, the Growth Fund deallocated to 68% equity before finishing the month at 75%. The Moderate and Balanced Funds both maintained near their maximum equity allocations for the entire month.

Donald Trump’s largely unexpected victory in the U.S. presidential election in November echoed the Brexit vote just six months prior, reinforcing an ongoing fundamental shift in political currents and capital markets around the globe. Equity market volatility remained relatively low throughout the month, starting the month at the higher end of its range and abating as the month wore on and as markets digested the results of the election. The TOPS Managed Risk Moderate and Balanced Funds again maintained their maximum equity allocations throughout the entire month. The TOPS Managed Risk Growth Fund began the month about 5% shy of its maximum equity allocation and saw a further 5% reduction in response to election-related volatility. At mid-month, it began to gradually reduce its hedge and spent the final week of November at its maximum equity allocation.

Markets ended a positive year on a positive note, with nearly all segments of the capital markets finishing December and 2016 higher. Equity market volatility trended lower as the year wore on, although not without short bursts of higher volatility along the way. The intermittent spikes, however, started from such low levels that even at their peaks, volatility was still relatively low.

After rising briefly during the days surrounding the US election, volatility trended steadily lower from the middle of November straight through to the end of December. As a result, the TOPS Managed Risk Growth, Moderate and Balanced Portfolios all began the month at their maximum respective equity allocations and maintained those levels each day through the end of the month.

12/31/2016

The S&P 500® Index is an unmanaged composite of 500 large capitalization companies. This index is widely used by professional investors as a performance benchmark for large-cap stocks.

The S&P MidCap 400® measures the mid-cap segment of the U.S.equity market. The index is designed to be an investable portfolio of companies that meet specific inclusion criteria to ensure that they are liquid and financially viable.

The S&P SmallCap 600® measures the small cap segment of the U.S. equity market. The index is designed to be an investable portfolio of companies that meet specific inclusion criteria to ensure that they are liquid and financially viable.

The MSCI EAFE® Index is a free float -adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. As of June 2007 the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

The MSCI Emerging Markets Index is a free float-adjusted, market capitalization-weighted index designed to measure the combined equity market performance of the materials sector of emerging markets countries. Component securities include those of chemical companies, construction materials companies, containers and packaging companies, metals and mining companies, and paper and forest products companies.

The Barclays Capital Aggregate Bond Index is weighted according to market capitalization, which means the securities represented in the index are weighted according to the market size of the bond category. Treasury securities, mortgage-backed securities (MBS) foreign bonds , government agency bonds and corporate bonds are some of the categories included in the index. The bonds represented are medium term with an average maturity of about 4.57 years. In all, the index represents about 8,200 fixed-income securities with a total value of approximately $15 trillion (about 43% of the total U.S. bond market).

The Barclays Capital High Yield Very Liquid Index includes publicly issued U.S. dollar denominated, non-investment grade, fixed-rate, taxable corporate bonds that have a remaining maturity of at least one year, regardless of optionality, are rated high-yield (Ba1/BB+/BB+ or below) using the middle rating of Moody’s, S&P, and Fitch, respectively (before July 1, 2005, the lower of Moody’s and S&P was used), and have $600 million or more of outstanding face value.

The Barclays Capital U.S. Credit Bond Index measures the performance of investment grade corporate debt and agency bonds that are dollar denominated and have a remaining maturity of greater than one year.

The Barclays Capital Intermediate U.S. Treasury Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of greater than or equal to 1 year and less than 10 years, are rated investment grade, and have $250 million or more of outstanding face value.

The Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index includes all publicly issued, U.S. Treasury inflation-protected securities that have at least one year remaining to maturity, are rated investment grade, and have $250 million or more of outstanding face value.

The PIMCO 0-5 Year High Yield Corporate Bond Index ETF tracks the BofA Merrill Lynch 0- 5 Year US High Yield Constrained Index. The BofA Merrill Lynch 0-5 Year US High Yield Constrained Index is an unmanaged index comprised of US dollar denominated below investment grade corporate debt securities publicly issued in the US domestic market with remaining maturities of less than 5 years.

You cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges. Past Performance is no guarantee of future results.

6085-NLD-1/17/2017

12/31/2016

TOPS® Managed Risk Balanced ETF Portfolio
Portfolio Review (Unaudited)
December 31, 2016

The Portfolio’s performance figures* for the periods ended December 31, 2016, as compared to its benchmark:

		Five
	One	Year	Annualized Since	Annualized Since	Since
	Year	(Annualized)	Inception (6/9/11)**	Inception (5/1/12)***	Inception (7/22/15)****
Managed Risk Balanced ETF Portfolio
Class 1	6.39%	4.36%	3.72%	N/A	N/A
Class 2	6.22%	4.11%	3.48%	N/A	N/A
Class 3	6.02%	N/A	N/A	3.35%	N/A
Class 4	5.82%	N/A	N/A	2.86%	N/A
Investor Class	5.95%	N/A	N/A	N/A	0.06%
S&P 500 Total Return Index *****	11.96%	14.66%	12.84%	12.89%	6.37%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Per the fee table in the most recent prospectuses, the Portfolio’s total annual operating expense ratios including acquired fund fees and expenses, for Class 1, Class 2, Class 3, Class 4, and Investor Class are 0.62%, 0.87%, 0.97%, 1.22%, and 1.12% respectively. For performance information current to the most recent month-end, please call 1-855-572-5945.

**	Class 1 and Class 2’s inception date was June 9, 2011.

***	Class 3 and Class 4’s inception date was May 1, 2012.

****	Investor Class’s inception date was July 22, 2015.

*****	The S&P 500 Total Return Index is an unmanaged market capitalization-weighted index of 500 of the largest capitalized U.S. domiciled companies. Index returns assume reinvestment of dividends. Investors may not invest in the index directly; unlike the Portfolio’s returns, the Index does not reflect any fees or expenses.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class as of December 31, 2016	% of Net Assets
Equity Funds	45.0%
Debt Funds	43.4%
Other Assets/Cash & Cash Equivalents	11.6%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Portfolio’s holdings.

TOPS® Managed Risk Growth ETF Portfolio
Portfolio Review (Unaudited)
December 31, 2016

The Portfolio’s performance figures* for the periods ended December 31, 2016, as compared to its benchmark:

		Five
	One	Year	Annualized Since	Annualized Since	Since
	Year	(Annualized)	Inception (4/26/11)**	Inception (5/1/12)***	Inception (7/22/15)****
Managed Risk Growth ETF Portfolio
Class 1	5.87%	4.32%	2.72%	N/A	N/A
Class 2	5.57%	4.05%	2.47%	N/A	N/A
Class 3	5.51%	N/A	N/A	3.06%	N/A
Class 4	5.15%	N/A	N/A	3.01%	N/A
Investor Class	5.43%	N/A	N/A	N/A	(2.85)%
S&P 500 Total Return Index *****	11.96%	14.66%	11.74%	12.89%	6.37%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Per the fee table in the most recent prospectuses, the Portfolio’s total annual operating expense ratios including acquired fund fees and expenses, for Class 1, Class 2, Class 3, Class 4, and Investor Class are 0.61%, 0.86%, 0.96%, 1.21%, and 1.11% respectively. For performance information current to the most recent month-end, please call 1-855-572-5945.

**	Class 1 and Class 2’s inception date was April 26, 2011.

***	Class 3 and Class 4’s inception date was May 1, 2012.

****	Investor Class’s inception date was July 22, 2015.

*****	The S&P 500 Total Return Index is an unmanaged market capitalization-weighted index of 500 of the largest capitalized U.S. domiciled companies. Index returns assume reinvestment of dividends. Investors may not invest in the index directly; unlike the Portfolio’s returns, the Index does not reflect any fees or expenses.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class as of December 31, 2016	% of Net Assets
Equity Funds	76.5%
Debt Funds	11.8%
Other Assets/Cash & Cash Equivalents	11.7%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Portfolio’s holdings.

TOPS® Managed Risk Moderate Growth ETF Portfolio
Portfolio Review (Unaudited)
December 31, 2016

The Portfolio’s performance figures* for the periods ended December 31, 2016, as compared to its benchmark:

		Five
	One	Year	Annualized Since	Annualized Since	Since
	Year	(Annualized)	Inception (6/9/11)**	Inception (5/1/12)***	Inception (7/22/15)****
Managed Risk Moderate Growth ETF Portfolio
Class 1	6.50%	4.82%	3.98%	N/A	N/A
Class 2	6.31%	4.56%	3.77%	N/A	N/A
Class 3	6.14%	N/A	N/A	3.60%	N/A
Class 4	5.84%	N/A	N/A	3.39%	N/A
Investor Class	6.07%	N/A	N/A	N/A	(1.26)%
S&P 500 Total Return Index *****	11.96%	14.66%	12.84%	12.89%	6.37%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Per the fee table in the most recent prospectuses, the Portfolio’s total annual operating expense ratios including acquired fund fees and expenses, for Class 1, Class 2, Class 3, Class 4, and Investor Class are 0.61%, 0.86%, 0.96%, 1.21%, and 1.11% respectively. For performance information current to the most recent month-end, please call 1-855-572-5945.

**	Class 1 and Class 2’s inception date was June 9, 2011.

***	Class 3 and Class 4’s inception date was May 1, 2012.

****	Investor Class’s inception date was July 22, 2015.

*****	The S&P 500 Total Return Index is an unmanaged market capitalization-weighted index of 500 of the largest capitalized U.S. domiciled companies. Index returns assume reinvestment of dividends. Investors may not invest in the index directly; unlike the Portfolio’s returns, the Index does not reflect any fees or expenses.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class as of December 31, 2016	% of Net Assets
Equity Funds	58.5%
Debt Funds	29.8%
Other Assets/Cash & Cash Equivalents	11.7%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Portfolio’s holdings.

TOPS® Managed Risk Balanced ETF Portfolio

PORTFOLIO OF INVESTMENTS

December 31, 2016

Shares		Value

	EXCHANGE TRADED FUNDS - 88.4%
	DEBT FUNDS - 43.4%
1,337,675	FlexShares iBoxx 3-Year Target Duration TIPS Index Fund	$33,040,572
130,388	iShares 1-3 Year Treasury Bond ETF	11,011,267
360,823	iShares 3-7 Year Treasury Bond ETF	44,204,426
216,816	iShares Floating Rate Bond ETF	10,999,076
317,462	iShares iBoxx $High Yield Corporate Bond ETF	27,476,336
331,013	iShares iBoxx $Investment Grade Corporate Bond ETF	38,788,103
630,801	PIMCO 1-5 Year U.S. TIPS Index ETF	33,098,128
471,369	PowerShares Senior Loan Portfolio	11,011,180
720,874	SPDR Bloomberg Barclays Short Term Corporate Bond ETF	22,008,283
624,804	VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	10,996,550
211,685	Vanguard Mortgage-Backed Securities ETF	11,069,009
203,010	Vanguard Total International Bond ETF	11,021,413
		264,724,343
	EQUITY FUNDS - 45.0%
193,333	FlexShares Global Upstream Natural Resources Index Fund	5,540,924
221,434	Guggenheim MSCI Global Timber	5,484,920
132,083	iShares Core S&P Mid-Cap ETF	21,838,603
158,749	iShares Core S&P Small-Cap ETF	21,831,162
312,694	iShares S&P 500 Growth ETF	38,083,002
593,121	iShares S&P 500 Value ETF	60,130,607
464,934	SPDR Dow Jones International Real Estate ETF	16,774,819
180,413	SPDR Dow Jones REIT ETF	16,841,554
51,912	Vanguard Energy ETF	5,434,148
1,000,393	Vanguard FTSE All-World ex-US ETF	44,197,363
118,142	Vanguard FTSE All World ex-US Small-Cap ETF	11,108,892
624,566	Vanguard FTSE Emerging Markets ETF	22,346,971
48,249	Vanguard Materials ETF	5,425,118
		275,038,083
	TOTAL EXCHANGE TRADED FUNDS (Cost - $520,719,063)	539,762,426

	SHORT-TERM INVESTMENTS - 11.8%
	MONEY MARKET FUNDS - 11.5%
28,750,000	BlackRock Liquidity Funds TempFund Portfolio to yield 0.42% (a)	28,750,000
41,474,165	Invesco Short-Term Investments Trust - Liquid Assets Portfolio to yield 0.43% (a)	41,474,165
		70,224,165

Principal		Coupon (b)	Maturity
	U.S. TREASURY BILL - 0.3%
$2,000,000	United States Treasury Bill (c)	0.00%	3/23/2017	1,997,818

	TOTAL SHORT-TERM INVESTMENTS (Cost - $72,221,983)			72,221,983

	TOTAL INVESTMENTS - 100.2% (Cost - $592,941,046) (d)			$611,984,409
	OTHER ASSETS AND LIABILITIES - NET - (0.2)%			(1,157,132)
	TOTAL NET ASSETS - 100.0%			$610,827,277

See accompanying notes to financial statements.

TOPS® Managed Risk Balanced ETF Portfolio

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

TIPS - Treasury Inflation Protected Security

ETF - Exchange Traded Fund

REIT - Real Estate Investment Trust

(a)	Variable rate security, the money market rate shown represents the rate at December 31, 2016.

(b)	Represents discount rate at time of purchase.

(c)	All or a portion of this secuirty held as collateral for futures contracts.

(d)	Represents cost for financial reporting purposes. Aggregate cost for Federal tax purposes is $595,367,676 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$29,591,786
Unrealized depreciation:	(12,975,053)
Net unrealized appreciation:	$16,616,733

		Unrealized
Contracts		Depreciation
	LONG FUTURES CONTRACTS
76	MSCI EAFE Index Mini March 2017
	(Underlying Face Amount at Value $6,367,280)	$(13,045)
101	MSCI Emerging Market Index Mini March 2017
	(Underlying Face Amount at Value $4,337,445)	(123,892)
92	Russell 2000 Index Mini March 2017
	(Underlying Face Amount at Value $6,241,740)	(139,027)
73	S&P 500 Index E-Mini March 2017
	(Underlying Face Amount at Value $8,162,313)	(22,905)
21	S&P Midcap 400 Index E-Mini March 2017
	(Underlying Face Amount at Value $3,484,110)	(75,206)

	NET UNREALIZED DEPRECIATION ON FUTURES CONTRACTS	$(374,075)

See accompanying notes to financial statements.

TOPS® Managed Risk Growth ETF Portfolio

PORTFOLIO OF INVESTMENTS

December 31, 2016

Shares		Value

	EXCHANGE TRADED FUNDS - 88.3%
	DEBT FUNDS - 11.8%
702,305	FlexShares iBoxx 3-Year Target Duration TIPS Index Fund	$17,346,933
142,086	iShares 3-7 Year Treasury Bond ETF	17,406,956
400,131	iShares iBoxx $High Yield Corporate Bond ETF	34,631,338
165,638	PIMCO 1-5 Year U.S. TIPS Index ETF	8,691,026
1,476,598	VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	25,988,125
166,755	Vanguard Mortgage-Backed Securities ETF	8,719,619
		112,783,997
	EQUITY FUNDS - 76.5%
1,217,310	FlexShares Global Upstream Natural Resources Index Fund	34,888,105
348,867	Guggenheim MSCI Global Timber	8,641,436
571,135	iShares Core S&P Mid-Cap ETF	94,431,461
747,566	iShares Core S&P Small-Cap ETF	102,805,276
914,554	iShares S&P 500 Growth ETF	111,383,532
1,015,985	iShares S&P 500 Value ETF	103,000,559
732,297	SPDR Dow Jones International Real Estate ETF	26,421,276
189,495	SPDR Dow Jones REIT ETF	17,689,358
81,791	Vanguard Energy ETF	8,561,882
3,347,214	Vanguard FTSE All-World ex-US ETF	147,879,914
186,133	Vanguard FTSE All World ex-US Small-Cap ETF	17,502,086
1,327,079	Vanguard FTSE Emerging Markets ETF	47,482,887
76,012	Vanguard Materials ETF	8,546,789
124,906	WisdomTree Emerging Markets SmallCap Dividend Fund	4,885,074
		734,119,635
	TOTAL EXCHANGE TRADED FUNDS (Cost - $781,299,238)	846,903,632

	SHORT-TERM INVESTMENTS - 11.7%
	MONEY MARKET FUNDS - 11.3%
30,000,000	BlackRock Liquidity Funds TempFund Portfolio to yield 0.42% (a)	30,000,000
30,000,000	Federated Prime Cash Obligations Fund to yield 0.43% (a)	30,000,000
48,185,809	Invesco Short-Term Investments Trust - Liquid Assets Portfolio to yield 0.43% (a)	48,185,809
		108,185,809

Principal		Coupon (c)	Maturity
	U.S. TREASURY BILL - 0.4%
$4,000,000	United States Treasury Bill (b)	0.00%	3/23/2017	3,995,635

	TOTAL SHORT-TERM INVESTMENTS (Cost - $112,181,444)			112,181,444

	TOTAL INVESTMENTS - 100.0% (Cost - $893,480,682) (d)			$959,085,076
	OTHER ASSETS AND LIABILITIES - NET - (0.0)%			(86,840)
	TOTAL NET ASSETS - 100.0%			$958,998,236

See accompanying notes to financial statements.

TOPS® Managed Risk Growth ETF Portfolio

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

TIPS - Treasury Inflation Protected Security

ETF - Exchange Traded Fund

REIT - Real Estate Investment Trust

(a)	Variable rate security, the money market rate shown represents the rate at December 31, 2016.

(b)	All or a portion of this security may be held as collateral for futures contracts.

(c)	Represents discount rate at time of purchase.

(d)	Represents cost for financial reporting purposes. Aggregate cost for Federal tax purposes is $897,888,166 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$88,262,035
Unrealized depreciation:	(27,065,125)
Net unrealized appreciation:	$61,196,910

		Unrealized
Contracts		Depreciation
	LONG FUTURES CONTRACTS
189	MSCI EAFE Index Mini March 2017
	(Underlying Face Amount at Value $15,834,420)	$(32,442)
269	MSCI Emerging Market Index Mini March 2017
	(Underlying Face Amount at Value $11,552,205)	(329,969)
292	Russell 2000 Index Mini March 2017
	(Underlying Face Amount at Value $19,810,740)	(441,259)
152	S&P 500 Index E-Mini March 2017
	(Underlying Face Amount at Value $16,995,500)	(47,691)
65	S&P Midcap 400 Index E-Mini March 2017
	(Underlying Face Amount at Value $10,784,150)	(232,782)

	NET UNREALIZED DEPRECIATION ON FUTURES CONTRACTS	$(1,084,143)

See accompanying notes to financial statements.

TOPS® Managed Risk Moderate Growth ETF Portfolio

PORTFOLIO OF INVESTMENTS

December 31, 2016

Shares		Value

	EXCHANGE TRADED FUNDS - 88.3%
	DEBT FUNDS - 29.8%
1,090,991	FlexShares iBoxx 3-Year Target Duration TIPS Index Fund	$26,947,478
212,746	iShares 1-3 Year Treasury Bond ETF	17,966,400
73,574	iShares 3-7 Year Treasury Bond ETF	9,013,551
517,983	iShares iBoxx $High Yield Corporate Bond ETF	44,831,429
539,858	iShares iBoxx $Investment Grade Corporate Bond ETF	63,260,560
514,617	PIMCO 1-5 Year U.S. TIPS Index ETF	27,001,954
769,091	PowerShares Senior Loan Portfolio	17,965,966
1,470,248	SPDR Bloomberg Barclays Short Term Corporate Bond ETF	44,886,671
1,019,479	VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	17,942,830
345,393	Vanguard Mortgage-Backed Securities ETF	18,060,600
165,619	Vanguard Total International Bond ETF	8,991,455
		296,868,894
	EQUITY FUNDS - 58.5%
945,671	FlexShares Global Upstream Natural Resources Index Fund	27,102,931
361,296	Guggenheim MSCI Global Timber	8,949,302
430,043	iShares Core S&P Mid-Cap ETF	71,103,310
516,019	iShares Core S&P Small-Cap ETF	70,962,933
728,277	iShares S&P 500 Growth ETF	88,696,856
876,817	iShares S&P 500 Value ETF	88,891,707
757,910	SPDR Dow Jones International Real Estate ETF	27,345,393
196,242	SPDR Dow Jones REIT ETF	18,319,191
84,704	Vanguard Energy ETF	8,866,815
2,448,420	Vanguard FTSE All-World ex-US ETF	108,171,195
192,764	Vanguard FTSE All World ex-US Small-Cap ETF	18,125,599
1,015,091	Vanguard FTSE Emerging Markets ETF	36,319,956
78,721	Vanguard Materials ETF	8,851,389
		581,706,577
	TOTAL EXCHANGE TRADED FUNDS (Cost - $831,402,754)	878,575,471

	SHORT-TERM INVESTMENTS - 11.7%
	MONEY MARKET FUNDS - 11.3%
35,000,000	BlackRock Liquidity Funds TempFund Portfolio to yield 0.42% (a)	35,000,000
35,000,000	Federated Prime Cash Obligations Fund to yield 0.43% (a)	35,000,000
42,706,366	Invesco Short-Term Investments Trust - Liquid Assets Portfolio to yield 0.43% (a)	42,706,366
		112,706,366

Principal		Coupon (c)	Maturity
	U.S. TREASURY BILL - 0.4%
$4,000,000	United States Treasury Bill (b)	0.00%	3/23/2017	3,995,635

	TOTAL SHORT-TERM INVESTMENTS (Cost - $116,702,001)			116,702,001

	TOTAL INVESTMENTS - 100.0% (Cost - $948,104,755) (d)			$995,277,472
	OTHER ASSETS AND LIABILITIES - NET - (0.0)%			(521,369)
	TOTAL NET ASSETS - 100.0%			$994,756,103

See accompanying notes to financial statements.

TOPS® Managed Risk Moderate Growth ETF Portfolio

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

TIPS - Treasury Inflation Protected Security

ETF - Exchange Traded Fund

REIT - Real Estate Investment Trust

(a)	Variable rate security, the money market rate shown represents the rate at December 31, 2016.

(b)	All or a portion of this secuirty held as collateral for futures contracts.

(c)	Represents discount rate at time of purchase.

(d)	Represents cost for financial reporting purposes. Aggregate cost for Federal tax purposes is $952,015,189 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$67,505,322
Unrealized depreciation:	(24,243,039)
Net unrealized appreciation:	$43,262,283

		Unrealized
Contracts		Depreciation
	LONG FUTURES CONTRACTS
165	MSCI EAFE Index Mini March 2017
	(Underlying Face Amount at Value $13,823,700)	$(28,322)
193	MSCI Emerging Market Index Mini March 2017
	(Underlying Face Amount at Value $8,288,385)	(236,744)
234	Russell 2000 Index Mini March 2017
	(Underlying Face Amount at Value $15,875,730)	(353,611)
151	S&P 500 Index E-Mini March 2017
	(Underlying Face Amount at Value $16,883,688)	(47,378)
66	S&P Midcap 400 Index E-Mini March 2017
	(Underlying Face Amount at Value $10,950,060)	(236,363)

	NET UNREALIZED DEPRECIATION ON FUTURES CONTRACTS	$(902,418)

See accompanying notes to financial statements.

TOPS® Managed Risk ETF Portfolios
Statements of Assets and Liabilities
December 31, 2016

	Managed Risk	Managed Risk	Managed Risk
	Balanced	Growth	Moderate Growth
	ETF Portfolio	ETF Portfolio	ETF Portfolio
Assets:
Investments in securities, at cost	$592,941,046	$893,480,682	$948,104,755
Investments in securities, at value	$611,984,409	$959,085,076	$995,277,472
Deposits with Broker	291,912	860,888	711,125
Receivable for Portfolio shares sold	56,877	68,069	220,398
Receivable for securities sold	114,945	1,425,029	884,839
Interest and dividends receivable	98,155	146,314	173,013
Total Assets	612,546,298	961,585,376	997,266,847
Liabilities:
Payable for Portfolio shares redeemed	757,878	960,657	1,043,326
Payable for securities purchased	240,040	—	—
Accrued investment advisory fees	155,266	245,145	253,138
Accrued distribution (12b-1) fees	140,008	215,480	227,484
Unrealized depreciation on futures contracts	374,075	1,084,143	902,418
Payable to related parties and administrative service fees	51,754	81,715	84,378
Total Liabilities	1,719,021	2,587,140	2,510,744
Net Assets	$610,827,277	$958,998,236	$994,756,103
Components of Net Assets:
Paid in capital	$584,095,709	$914,079,093	$956,279,641
Undistributed net investment income	9,173,693	15,032,162	15,952,339
Accumulated net realized loss on investments and futures contracts	(1,111,413)	(34,633,270)	(23,746,176)
Net unrealized appreciation on investments and futures contracts	18,669,288	64,520,251	46,270,299
Net Assets	$610,827,277	$958,998,236	$994,756,103

See accompanying notes to financial statements.

TOPS® Managed Risk ETF Portfolios
Statements of Assets and Liabilities (Continued)
December 31, 2016

	Managed Risk		Managed Risk		Managed Risk
	Balanced		Growth		Moderate Growth
	ETF Portfolio		ETF Portfolio		ETF Portfolio

Class 1 Shares:
Net assets	$510,672		$28,004,374		$1,618,384
Total shares of beneficial interest outstanding at end of year ($0 par value, unlimited shares authorized)	45,363		2,562,638		142,725

Net asset value, offering and redemption price per share (Net assets ÷ Total shares of beneficial interest outstanding)	$11.26		$10.93		$11.34

Class 2 Shares:
Net assets	$511,731,457		$752,397,423		$815,029,066
Total shares of beneficial interest outstanding at end of year ($0 par value, unlimited shares authorized)	45,709,645		69,197,072		72,151,946

Net asset value, offering and redemption price per share (Net assets ÷ Total shares of beneficial interest outstanding)	$11.20		$10.87		$11.30

Class 3 Shares:
Net assets	$86,998,545		$168,368,427		$169,824,140
Total shares of beneficial interest outstanding at end of year ($0 par value, unlimited shares authorized)	7,732,351		15,538,798		15,065,627

Net asset value, offering and redemption price per share (Net assets ÷ Total shares of beneficial interest outstanding)	$11.25		$10.84		$11.27

Class 4 Shares:
Net assets	$11,586,591		$10,228,001		$8,284,501
Total shares of beneficial interest outstanding at end of year ($0 par value, unlimited shares authorized)	1,049,024		942,319		738,755

Net asset value, offering and redemption price per share (Net assets ÷ Total shares of beneficial interest outstanding)	$11.05		$10.85		$11.21

Investor Class Shares:
Net assets	$12		$11		$12
Total shares of beneficial interest outstanding at end of year ($0 par value, unlimited shares authorized)	1		1		1

Net asset value, offering and redemption price per share (Net assets ÷ Total shares of beneficial interest outstanding)	$11.75	(a)	$11.26	(a)	$11.89	(a)

(a)	NAV does not recalculate due to rounding of net assets.

See accompanying notes to financial statements.

TOPS® Managed Risk ETF Portfolios
Statements of Operations
For the Year Ended December 31, 2016

	Managed Risk	Managed Risk	Managed Risk
	Balanced	Growth	Moderate Growth
	ETF Portfolio	ETF Portfolio	ETF Portfolio
Investment Income:
Dividend income - Affiliated investments	$—	$1,126,501	$—
Dividend income	13,069,180	20,232,172	22,348,564
Interest income	221,653	339,132	355,794
Total Investment Income	13,290,833	21,697,805	22,704,358
Expenses:
Investment advisory fees	1,844,869	3,018,411	3,031,189
Distribution fees (12b-1) - Class 2 Shares	1,308,510	1,994,269	2,106,802
Distribution fees (12b-1) - Class 3 Shares	275,479	584,943	549,174
Distribution fees (12b-1) - Class 4 Shares	72,166	61,156	53,340
Related parties and administrative service fees	614,956	1,006,137	1,010,397
Total Expenses	4,115,980	6,664,916	6,750,902
Net Investment Income	9,174,853	15,032,889	15,953,456
Realized and Unrealized Gain (Loss) on Investments and Futures Contracts:
Net realized gain (loss) on:
Affiliated Investments	—	(6,783,153)	—
Investments	7,157,841	38,276,692	15,547,731
Futures contracts	(5,563,863)	(51,549,769)	(27,612,589)
Distributions of realized gains by underlying investment companies	312	245	505
	1,594,290	(20,055,985)	(12,064,353)
Net change in unrealized appreciation (depreciation) on:
Affiliated Investments	—	10,419,080	—
Unaffiliated Investments	25,979,834	49,696,294	57,394,629
Futures contracts	(3,988)	(1,012,898)	(222,692)
	25,975,846	59,102,476	57,171,937
Net Realized and Unrealized Gain on Investments and Futures Contracts	27,570,136	39,046,491	45,107,584
Net Increase in Net Assets Resulting from Operations	$36,744,989	$54,079,380	$61,061,040

See accompanying notes to financial statements.

TOPS® Managed Risk ETF Portfolios
Statements of Changes in Net Assets

	Managed Risk Balanced ETF Portfolio

	Year Ended	Year Ended
	December 31, 2016	December 31, 2015
Increase (Decrease) in Net Assets:
From Operations:
Net investment income	$9,174,853	$7,950,825
Net realized gain (loss) on investments and futures contracts	1,593,978	(840,934)
Distributions of realized gains by underlying investment companies	312	—
Net change in unrealized appreciation (depreciation) on investments and futures contracts	25,975,846	(37,441,206)
Net increase (decrease) in net assets resulting from operations	36,744,989	(30,331,315)
From Distributions to Shareholders:
Net Investment Income:
Class 1	(13,006)	(13,859)
Class 2	(6,726,128)	(7,343,697)
Class 3	(1,086,424)	(770,986)
Class 4	(109,157)	(148,863)
Net Realized Gains:
Class 1	—	(22,003)
Class 2	—	(13,882,254)
Class 3	—	(1,540,266)
Class 4	—	(314,087)
Total distributions to shareholders	(7,934,715)	(24,036,015)
From Shares of Beneficial Interest:
Proceeds from shares sold
Class 1	—	119,997
Class 2	66,541,740	81,033,046
Class 3	28,063,874	25,670,823
Class 4	187,409	2,473,098
Investor Class	1	12
Reinvestment of distributions
Class 1	13,006	35,862
Class 2	6,726,128	21,225,951
Class 3	1,086,424	2,311,252
Class 4	109,157	462,950
Cost of shares redeemed
Class 1	(449,561)	(4,461,228)
Class 2	(117,157,993)	(116,286,812)
Class 3	(13,519,628)	(13,599,292)
Class 4	(1,848,226)	(554,523)
Investor Class	(1)	—
Net decrease in net assets from share transactions of beneficial interest	(30,247,670)	(1,568,864)
Total decrease in net assets	(1,437,396)	(55,936,194)
Net Assets:
Beginning of year	612,264,673	668,200,867
End of year	$610,827,277	$612,264,673
Undistributed net investment income at end of year	$9,173,693	$7,933,555

See accompanying notes to financial statements.

TOPS® Managed Risk ETF Portfolios
Statements of Changes in Net Assets (Continued)

	Managed Risk Balanced ETF Portfolio

	Year Ended		Year Ended
	December 31, 2016		December 31, 2015
SHARE ACTIVITY
Class 1
Shares Sold	—		10,092
Shares Reinvested	1,173		3,370
Shares Redeemed	(40,369)		(378,269)
Net decrease in shares of beneficial interest outstanding	(39,196)		(364,807)

Class 2
Shares Sold	6,065,479		7,006,710
Shares Reinvested	609,251		2,004,339
Shares Redeemed	(10,667,132)		(10,340,860)
Net decrease in shares of beneficial interest outstanding	(3,992,402)		(1,329,811)

Class 3
Shares Sold	2,549,523		2,266,357
Shares Reinvested	97,876		216,815
Shares Redeemed	(1,215,351)		(1,199,973)
Net increase in shares of beneficial interest outstanding	1,432,048		1,283,199

Class 4
Shares Sold	17,880		212,855
Shares Reinvested	10,014		44,260
Shares Redeemed	(171,422)		(49,444)
Net increase (decrease) in shares of beneficial interest outstanding	(143,528)		207,671

Investor Class
Shares Sold	0	(a)	1
Shares Redeemed	(0	) (a)	—
Net increase in shares of beneficial interest outstanding	0		1

(a)	Represents less than one share

See accompanying notes to financial statements.

TOPS® Managed Risk ETF Portfolios
Statements of Changes in Net Assets (Continued)

	Managed Risk Growth ETF Portfolio

	Year Ended	Year Ended
	December 31, 2016	December 31, 2015
Increase (Decrease) in Net Assets:
From Operations:
Net investment income	$15,032,889	$16,138,017
Net realized loss on investments and futures contracts	(20,056,230)	(14,127,805)
Distributions of realized gains by underlying investment companies	245	—
Net change in unrealized appreciation (depreciation) on investments and futures contracts	59,102,476	(113,170,978)
Net increase (decrease) in net assets resulting from operations	54,079,380	(111,160,766)
From Distributions to Shareholders:
Net Investment Income:
Class 1	(597,989)	(644,363)
Class 2	(12,756,332)	(13,861,753)
Class 3	(2,641,138)	(2,400,680)
Class 4	(136,643)	(161,162)
Net Realized Gains:
Class 1	—	(167,032)
Class 2	—	(4,220,265)
Class 3	—	(802,371)
Class 4	—	(51,584)
Total distributions to shareholders	(16,132,102)	(22,309,210)
From Shares of Beneficial Interest:
Proceeds from shares sold
Class 1	—	2,218,924
Class 2	51,929,321	124,618,852
Class 3	17,288,037	25,175,650
Class 4	186,845	5,232,704
Investor Class	1	12
Reinvestment of distributions
Class 1	597,989	811,395
Class 2	12,756,332	18,082,018
Class 3	2,641,138	3,203,051
Class 4	136,643	212,746
Cost of shares redeemed
Class 1	(5,763,106)	(5,761,102)
Class 2	(189,671,067)	(217,287,490)
Class 3	(26,176,820)	(46,797,883)
Class 4	(1,282,102)	(722,179)
Investor Class	(1)	—
Net decrease in net assets from share transactions of beneficial interest	(137,356,790)	(91,013,302)
Total decrease in net assets	(99,409,512)	(224,483,278)
Net Assets:
Beginning of year	1,058,407,748	1,282,891,026
End of year	$958,998,236	$1,058,407,748
Undistributed net investment income at end of year	$15,032,162	$16,131,375

See accompanying notes to financial statements.

TOPS® Managed Risk ETF Portfolios
Statements of Changes in Net Assets (Continued)

	Managed Risk Growth ETF Portfolio

	Year Ended		Year Ended
	December 31, 2016		December 31, 2015
SHARE ACTIVITY
Class 1
Shares Sold	—		188,207
Shares Reinvested	56,414		77,349
Shares Redeemed	(535,911)		(526,753)
Net decrease in shares of beneficial interest outstanding	(479,497)		(261,197)

Class 2
Shares Sold	4,901,566		10,753,961
Shares Reinvested	1,207,986		1,731,994
Shares Redeemed	(17,826,051)		(19,128,824)
Net decrease in shares of beneficial interest outstanding	(11,716,499)		(6,642,869)

Class 3
Shares Sold	1,634,860		2,250,700
Shares Reinvested	251,059		307,690
Shares Redeemed	(2,471,465)		(4,091,846)
Net decrease in shares of beneficial interest outstanding	(585,546)		(1,533,456)

Class 4
Shares Sold	17,570		440,077
Shares Reinvested	12,952		20,378
Shares Redeemed	(123,820)		(62,688)
Net increase (decrease) in shares of beneficial interest outstanding	(93,298)		397,767

Investor Class
Shares Sold	0	(a)	1
Shares Redeemed	(0	) (a)	—
Net increase in shares of beneficial interest outstanding	0		1

(a)	Represents less than one share

See accompanying notes to financial statements.

TOPS® Managed Risk ETF Portfolios
Statements of Changes in Net Assets (Continued)

	Managed Risk Moderate Growth ETF Portfolio

	Year Ended	Year Ended
	December 31, 2016	December 31, 2015
Increase (Decrease) in Net Assets:
From Operations:
Net investment income	$15,953,456	$15,064,889
Net realized loss on investments and futures contracts	(12,064,858)	(9,064,944)
Distributions of realized gains by underlying investment companies	505	—
Net change in unrealized appreciation (depreciation) on investments and futures contracts	57,171,937	(78,555,119)
Net increase (decrease) in net assets resulting from operations	61,061,040	(72,555,174)
From Distributions to Shareholders:
Net Investment Income:
Class 1	(28,142)	(49,334)
Class 2	(12,450,210)	(13,113,156)
Class 3	(2,480,564)	(1,716,280)
Class 4	(98,851)	(126,844)
Net Realized Gains:
Class 1	—	(68,035)
Class 2	—	(21,172,026)
Class 3	—	(2,982,616)
Class 4	—	(222,995)
Total distributions to shareholders	(15,057,767)	(39,451,286)
From Shares of Beneficial Interest:
Proceeds from shares sold
Class 1	—	1
Class 2	54,399,577	145,906,932
Class 3	47,057,640	47,039,661
Class 4	97,353	1,853,851
Investor Class	1	12
Reinvestment of distributions
Class 1	28,142	117,369
Class 2	12,450,210	34,285,182
Class 3	2,480,564	4,698,896
Class 4	98,851	349,839
Cost of shares redeemed
Class 1	(1,422,263)	(3,198,660)
Class 2	(165,654,714)	(179,454,582)
Class 3	(24,925,105)	(31,070,771)
Class 4	(1,312,927)	(1,678,088)
Investor Class	(1)	—
Net increase (decrease) in net assets from share transactions of beneficial interest	(76,702,672)	18,849,642
Total decrease in net assets	(30,699,399)	(93,156,818)
Net Assets:
Beginning of year	1,025,455,502	1,118,612,320
End of year	$994,756,103	$1,025,455,502
Undistributed net investment income at end of year	$15,952,339	$15,056,650

See accompanying notes to financial statements.

TOPS® Managed Risk ETF Portfolios
Statements of Changes in Net Assets (Continued)

	Managed Risk Moderate Growth ETF Portfolio

	Year Ended		Year Ended
	December 31, 2016		December 31, 2015
SHARE ACTIVITY
Class 1
Shares Sold	—		0 (a)
Shares Reinvested	2,549		10,898
Shares Redeemed	(131,572)		(262,250)
Net decrease in shares of beneficial interest outstanding	(129,023)		(251,352)

Class 2
Shares Sold	4,945,337		12,186,072
Shares Reinvested	1,131,837		3,195,264
Shares Redeemed	(15,049,331)		(15,470,077)
Net decrease in shares of beneficial interest outstanding	(8,972,157)		(88,741)

Class 3
Shares Sold	4,298,629		4,064,429
Shares Reinvested	225,917		437,921
Shares Redeemed	(2,255,997)		(2,649,096)
Net increase in shares of beneficial interest outstanding	2,268,549		1,853,254

Class 4
Shares Sold	8,972		154,696
Shares Reinvested	9,044		32,818
Shares Redeemed	(119,181)		(146,079)
Net increase (decrease) in shares of beneficial interest outstanding	(101,165)		41,435

Investor Class
Shares Sold	0	(a)	1
Shares Redeemed	(0	) (a)	—
Net increase in shares of beneficial interest outstanding	0		1

(a)	Represents less than one share

See accompanying notes to financial statements.

TOPS® Managed Risk ETF Portfolios
Financial Highlights
Managed Risk Balanced ETF Portfolio

Selected data based on a share outstanding throughout each year indicated.

	Class 1 Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012

Net asset value, beginning of year	$10.75	$11.68	$11.52	$10.75	$9.90
Income (loss) from investment operations:
Net investment income (a) (b)	0.18	0.12	0.18	0.17	0.23
Net realized and unrealized gain (loss) on investments and futures contracts	0.50	(0.61)	0.20	0.70	0.63
Total income (loss) from investment operations	0.68	(0.49)	0.38	0.87	0.86
Less distributions from:
Net investment income	(0.17)	(0.17)	(0.13)	(0.10)	(0.01)
Net realized gain	—	(0.27)	(0.09)	—	—
Total distributions	(0.17)	(0.44)	(0.22)	(0.10)	(0.01)
Net asset value, end of year	$11.26	$10.75	$11.68	$11.52	$10.75
Total return (c)	6.39%	(4.15)%	3.34%	8.08%	8.69%
Ratios and Supplemental Data:
Net assets, end of year (in 000’s)	$511	$909	$5,250	$6,632	$5,314
Ratio of expenses to average net assets (d)	0.40%	0.40%	0.40%	0.40%	0.40%
Ratio of net investment income to average net assets (b)(d)	1.62%	1.02%	1.51%	1.51%	2.24%
Portfolio turnover rate	16%	20%	19%	25%	25%

(a)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(c)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions, if any.

(d)	Does not include the expenses of the underlying investment companies in which the Portfolio invests.

See accompanying notes to financial statements.

TOPS® Managed Risk ETF Portfolios
Financial Highlights
Managed Risk Balanced ETF Portfolio

Selected data based on a share outstanding throughout each year indicated.

	Class 2 Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012

Net asset value, beginning of year	$10.68	$11.62	$11.47	$10.71	$9.89
Income (loss) from investment operations:
Net investment income (a) (b)	0.16	0.14	0.15	0.14	0.26
Net realized and unrealized gain (loss) on investments and futures contracts	0.50	(0.67)	0.20	0.71	0.57
Total income (loss) from investment operations	0.66	(0.53)	0.35	0.85	0.83
Less distributions from:
Net investment income	(0.14)	(0.14)	(0.11)	(0.09)	(0.01)
Net realized gain	—	(0.27)	(0.09)	—	—
Total distributions	(0.14)	(0.41)	(0.20)	(0.09)	(0.01)
Net asset value, end of year	$11.20	$10.68	$11.62	$11.47	$10.71
Total return (c)	6.22%	(4.50)%	3.06%	7.93%	8.39%
Ratios and Supplemental Data:
Net assets, end of year (in 000’s)	$511,731	$531,055	$592,975	$529,690	$346,206
Ratio of expenses to average net assets (d)	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of net investment income to average net assets (b) (d)	1.50%	1.21%	1.32%	1.30%	2.49%
Portfolio turnover rate	16%	20%	19%	25%	25%

(a)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(c)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions, if any.

(d)	Does not include the expenses of the underlying investment companies in which the Portfolio invests.

See accompanying notes to financial statements.

TOPS® Managed Risk ETF Portfolios
Financial Highlights
Managed Risk Balanced ETF Portfolio

Selected data based on a share outstanding throughout each period indicated.

	Class 3 Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012(a)

Net asset value, beginning of period	$10.75	$11.69	$11.56	$10.83	$10.42
Income (loss) from investment operations:
Net investment income (b) (c)	0.16	0.13	0.15	0.22	0.19
Net realized and unrealized gain (loss) on investments and futures contracts	0.49	(0.66)	0.20	0.61	0.22
Total income (loss) from investment operations	0.65	(0.53)	0.35	0.83	0.41
Less distributions from:
Net investment income	(0.15)	(0.14)	(0.13)	(0.10)	—
Net realized gain	—	(0.27)	(0.09)	—	—
Total distributions	(0.15)	(0.41)	(0.22)	(0.10)	—
Net asset value, end of period	$11.25	$10.75	$11.69	$11.56	$10.83
Total return (d)	6.02%	(4.54)%	3.00%	7.65%	3.93%
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$86,999	$67,731	$58,657	$40,788	$16	(g)
Ratio of expenses to average net assets (e)	0.75%	0.75%	0.75%	0.75%	0.75	% (f)
Ratio of net investment income to average net assets (c) (e)	1.47%	1.17%	1.25%	1.93%	2.72	% (f)
Portfolio turnover rate	16%	20%	19%	25%	25%

(a)	The Managed Risk Balanced ETF Portfolio Class 3 commenced operations on May 1, 2012.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions, if any. Total returns for periods of less than one year are not annualized.

(e)	Does not include the expenses of the underlying investment companies in which the Portfolio invests.

(f)	Annualized.

(g)	Actual net assets, not truncated.

See accompanying notes to financial statements.

TOPS® Managed Risk ETF Portfolios
Financial Highlights
Managed Risk Balanced ETF Portfolio

Selected data based on a share outstanding throughout each period indicated.

	Class 4 Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012(a)

Net asset value, beginning of period	$10.54	$11.49	$11.39	$10.69	$10.42
Income (loss) from investment operations:
Net investment income (b) (c)	0.12	0.10	0.13	0.13	0.76
Net realized and unrealized gain (loss) on investments and futures contracts	0.49	(0.65)	0.18	0.67	(0.49	) (d)
Total income (loss) from investment operations	0.61	(0.55)	0.31	0.80	0.27
Less distributions from:
Net investment income	(0.10)	(0.13)	(0.12)	(0.10)	—
Net realized gain	—	(0.27)	(0.09)	—	—
Total distributions	(0.10)	(0.40)	(0.21)	(0.10)	—
Net asset value, end of period	$11.05	$10.54	$11.49	$11.39	$10.69
Total return (e)	5.82%	(4.77)%	2.69%	7.47%	2.59%
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$11,587	$12,570	$11,319	$5,327	$284
Ratio of expenses to average net assets (f)	1.00%	1.00%	1.00%	1.00%	1.00	% (g)
Ratio of net investment income to average net assets (c) (f)	1.14%	0.89%	1.08%	1.16%	10.49	% (g)
Portfolio turnover rate	16%	20%	19%	25%	25%

(a)	The Managed Risk Balanced ETF Portfolio Class 4 commenced operations on May 1, 2012.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)	The amount of net gain (loss) from securities (both realized and unrealized) per share does not accord with the amounts reported in the Statements of Operations for the period ended December 31, 2012 due to the timing of purchases and redemptions of Portfolio shares during the period.

(e)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions, if any. Total returns for periods of less than one year are not annualized.

(f)	Does not include the expenses of the underlying investment companies in which the Portfolio invests.

(g)	Annualized.

See accompanying notes to financial statements.

TOPS® Managed Risk ETF Portfolios
Financial Highlights
Managed Risk Balanced ETF Portfolio

Selected data based on a share outstanding throughout the period indicated.

	Investor Class Shares
	Year Ended	Period Ended
	December 31, 2016	December 31, 2015(a)

Net asset value, beginning of period	$11.09	$11.74
Income (loss) from investment operations:
Net investment income (b) (c)	0.16	0.05
Net realized and unrealized gain (loss) on investments	0.50	(0.70)
Total income (loss) from investment operations	0.66	(0.65)
Net asset value, end of period	$11.75	$11.09
Total return (d)	5.95%	(5.54)%
Ratios and Supplemental Data:
Net assets, end of period	$12 (g)	$11	(g)
Ratio of expenses to average net assets (e)	0.90%	0.90	% (f)
Ratio of net investment income to average net assets (c) (e)	1.25%	0.96	% (f)
Portfolio turnover rate	16%	20%

(a)	The Managed Risk Balanced ETF Portfolio Investor Class commenced operations on July 22, 2015.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions, if any. Total returns for periods of less than one year are not annualized.

(e)	Does not include the expenses of the underlying investment companies in which the Portfolio invests.

(f)	Annualized.

(g)	Actual net assets, not truncated.

See accompanying notes to financial statements.

TOPS® Managed Risk ETF Portfolios
Financial Highlights
Managed Risk Growth ETF Portfolio

Selected data based on a share outstanding throughout each year indicated.

	Class 1 Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012

Net asset value, beginning of year	$10.53	$11.82	$11.77	$10.22	$9.43
Income (loss) from investment operations:
Net investment income (a) (b)	0.19	0.18	0.19	0.18	0.21
Net realized and unrealized gain (loss) on investments and futures contracts	0.42	(1.23)	(0.02)	1.48	0.59
Total income (loss) from investment operations	0.61	(1.05)	0.17	1.66	0.80
Less distributions from:
Net investment income	(0.21)	(0.19)	(0.12)	(0.11)	(0.01)
Net realized gain	—	(0.05)	—	—	—
Total distributions	(0.21)	(0.24)	(0.12)	(0.11)	(0.01)
Net asset value, end of year	$10.93	$10.53	$11.82	$11.77	$10.22
Total return (c)	5.87%	(8.86)%	1.49%	16.32%	8.45%
Ratios and Supplemental Data:
Net assets, end of year (in 000’s)	$28,004	$32,032	$39,059	$36,004	$24,123
Ratio of expenses to average net assets (d)	0.40%	0.40%	0.40%	0.40%	0.40%
Ratio of net investment income to average net assets (b) (d)	1.74%	1.59%	1.64%	1.66%	2.12%
Portfolio turnover rate	12%	15%	14%	15%	8%

(a)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(c)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions, if any.

(d)	Does not include the expenses of the underlying investment companies in which the Portfolio invests.

See accompanying notes to financial statements.

TOPS® Managed Risk ETF Portfolios
Financial Highlights
Managed Risk Growth ETF Portfolio

Selected data based on a share outstanding throughout each year indicated.

	Class 2 Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012

Net asset value, beginning of year	$10.47	$11.76	$11.71	$10.19	$9.42
Income (loss) from investment operations:
Net investment income (a) (b)	0.16	0.15	0.17	0.15	0.24
Net realized and unrealized gain (loss) on investments and futures contracts	0.42	(1.23)	(0.02)	1.47	0.54
Total income (loss) from investment operations	0.58	(1.08)	0.15	1.62	0.78
Less distributions from:
Net investment income	(0.18)	(0.16)	(0.10)	(0.10)	(0.01)
Net realized gain	—	(0.05)	—	—	—
Total distributions	(0.18)	(0.21)	(0.10)	(0.10)	(0.01)
Net asset value, end of year	$10.87	$10.47	$11.76	$11.71	$10.19
Total return (c)	5.57%	(9.15)%	1.31%	15.96%	8.24%
Ratios and Supplemental Data:
Net assets, end of year (in 000’s)	$752,397	$847,241	$1,029,438	$888,391	$573,528
Ratio of expenses to average net assets (d)	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of net investment income to average net assets (b) (d)	1.50%	1.34%	1.41%	1.40%	2.43%
Portfolio turnover rate	12%	15%	14%	15%	8%

(a)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(c)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions, if any.

(d)	Does not include the expenses of the underlying investment companies in which the Portfolio invests.

See accompanying notes to financial statements.

TOPS® Managed Risk ETF Portfolios
Financial Highlights
Managed Risk Growth ETF Portfolio

Selected data based on a share outstanding throughout each period indicated.

	Class 3 Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012(a)

Net asset value, beginning of period	$10.44	$11.72	$11.70	$10.15	$9.95
Income (loss) from investment operations:
Net investment income (b) (c)	0.15	0.14	0.16	0.26	0.17
Net realized and unrealized gain (loss) on investments and futures contracts	0.42	(1.22)	(0.02)	1.40	0.03
Total income (loss) from investment operations	0.57	(1.08)	0.14	1.66	0.20
Less distributions from:
Net investment income	(0.17)	(0.15)	(0.12)	(0.11)	—
Net realized gain	—	(0.05)	—	—	—
Total distributions	(0.17)	(0.20)	(0.12)	(0.11)	—
Net asset value, end of period	$10.84	$10.44	$11.72	$11.70	$10.15
Total return (d)	5.51%	(9.22)%	1.18%	16.43%	2.01%
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$168,368	$168,305	$206,885	$133,241	$15	(g)
Ratio of expenses to average net assets (e)	0.75%	0.75%	0.75%	0.75%	0.75	% (f)
Ratio of net investment income to average net assets (c) (e)	1.44%	1.24%	1.35%	2.28%	2.67	% (f)
Portfolio turnover rate	12%	15%	14%	15%	8%

(a)	The Managed Risk Growth ETF Portfolio Class 3 commenced operations on May 1, 2012.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions, if any. Total returns for periods of less than one year are not annualized.

(e)	Does not include the expenses of the underlying investment companies in which the Portfolio invests.

(f)	Annualized.

(g)	Actual net assets, not truncated.

See accompanying notes to financial statements.

TOPS® Managed Risk ETF Portfolios
Financial Highlights
Managed Risk Growth ETF Portfolio

Selected data based on a share outstanding throughout each period indicated.

	Class 4 Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012(a)

Net asset value, beginning of period	$10.46	$11.77	$11.77	$10.28	$9.95
Income (loss) from investment operations:
Net investment income (b) (c)	0.12	0.13	0.14	0.17	0.47
Net realized and unrealized gain (loss) on investments and futures contracts	0.41	(1.23)	(0.04)	1.43	(0.14	) (d)
Total income (loss) from investment operations	0.53	(1.10)	0.10	1.60	0.33
Less distributions from:
Net investment income	(0.14)	(0.16)	(0.10)	(0.11)	—
Net realized gain	—	(0.05)	—	—	—
Total distributions	(0.14)	(0.21)	(0.10)	(0.11)	—
Net asset value, end of period	$10.85	$10.46	$11.77	$11.77	$10.28
Total return (e)	5.15%	(9.38)%	0.88%	15.64%	3.32%
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$10,228	$10,829	$7,510	$4,689	$151
Ratio of expenses to average net assets (f)	1.00%	1.00%	1.00%	1.00%	1.00	% (g)
Ratio of net investment income to average net assets (c) (f)	1.17%	1.13%	1.16%	1.48%	6.97	% (g)
Portfolio turnover rate	12%	15%	14%	15%	8%

(a)	The Managed Risk Growth ETF Portfolio Class 4 commenced operations on May 1, 2012.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)	The amount of net gain (loss) from securities (both realized and unrealized) per share does not accord with the amounts reported in the Statements of Operations for the period ended December 31, 2012 due to the timing of purchases and redemptions of Portfolio shares during the period.

(e)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions, if any. Total returns for periods of less than one year are not annualized.

(f)	Does not include the expenses of the underlying investment companies in which the Portfolio invests.

(g)	Annualized.

See accompanying notes to financial statements.

TOPS® Managed Risk ETF Portfolios
Financial Highlights
Managed Risk Growth ETF Portfolio

Selected data based on a share outstanding throughout the period indicated.

	Investor Class Shares
	Year Ended	Period Ended
	December 31, 2016	December 31, 2015(a)

Net asset value, beginning of period	$10.68	$11.74
Income (loss) from investment operations:
Net investment income (b) (c)	0.16	0.05
Net realized and unrealized gain (loss) on investments	0.42	(1.11)
Total income (loss) from investment operations	0.58	(1.06)
Net asset value, end of period	$11.26	$10.68
Total return (d)	5.43%	(9.03)%
Ratios and Supplemental Data:
Net assets, end of period	$11 (g)	$11	(g)
Ratio of expenses to average net assets (e)	0.90%	0.90	% (f)
Ratio of net investment income to average net assets (c) (e)	1.25%	1.09	% (f)
Portfolio turnover rate	12%	15%

(a)	The Managed Risk Growth ETF Portfolio Investor Class commenced operations on July 22, 2015.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions, if any. Total returns for periods of less than one year are not annualized.

(e)	Does not include the expenses of the underlying investment companies in which the Portfolio invests.

(f)	Annualized.

(g)	Actual net assets, not truncated.

See accompanying notes to financial statements.

TOPS® Managed Risk ETF Portfolios
Financial Highlights
Managed Risk Moderate Growth ETF Portfolio

Selected data based on a share outstanding throughout each year indicated.

	Class 1 Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012

Net asset value, beginning of year	$10.84	$12.02	$11.93	$10.68	$9.82
Income (loss) from investment operations:
Net investment income (a) (b)	0.18	0.17	0.20	0.18	0.25
Net realized and unrealized gain (loss) on investments and futures contracts	0.52	(0.90)	0.18	1.17	0.62
Total income (loss) from investment operations	0.70	(0.73)	0.38	1.35	0.87
Less distributions from:
Net investment income	(0.20)	(0.19)	(0.15)	(0.10)	(0.01)
Net realized gain	—	(0.26)	(0.14)	—	—
Total distributions	(0.20)	(0.45)	(0.29)	(0.10)	(0.01)
Net asset value, end of year	$11.34	$10.84	$12.02	$11.93	$10.68
Total return (c)	6.50%	(6.10)%	3.16%	12.66%	8.88%
Ratios and Supplemental Data:
Net assets, end of year (in 000’s)	$1,618	$2,945	$6,286	$6,389	$6,068
Ratio of expenses to average net assets (d)	0.40%	0.40%	0.40%	0.40%	0.40%
Ratio of net investment income to average net assets (b) (d)	1.68%	1.44%	1.65%	1.57%	2.46%
Portfolio turnover rate	13%	20%	19%	25%	12%

(a)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(c)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions, if any.

(d)	Does not include the expenses of the underlying investment companies in which the Portfolio invests.

See accompanying notes to financial statements.

TOPS® Managed Risk ETF Portfolios
Financial Highlights
Managed Risk Moderate Growth ETF Portfolio

Selected data based on a share outstanding throughout each year indicated.

	Class 2 Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012

Net asset value, beginning of year	$10.79	$11.97	$11.90	$10.67	$9.83
Income (loss) from investment operations:
Net investment income (a) (b)	0.17	0.16	0.18	0.17	0.27
Net realized and unrealized gain (loss) on investments and futures contracts	0.51	(0.92)	0.15	1.15	0.58
Total income (loss) from investment operations	0.68	(0.76)	0.33	1.32	0.85
Less distributions from:
Net investment income	(0.17)	(0.16)	(0.12)	(0.09)	(0.01)
Net realized gain	—	(0.26)	(0.14)	—	—
Total distributions	(0.17)	(0.42)	(0.26)	(0.09)	(0.01)
Net asset value, end of year	$11.30	$10.79	$11.97	$11.90	$10.67
Total return (c)	6.31%	(6.36)%	2.81%	12.39%	8.66%
Ratios and Supplemental Data:
Net assets, end of year (in 000’s)	$815,029	$875,534	$971,963	$814,589	$514,568
Ratio of expenses to average net assets (d)	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of net investment income to average net assets (b) (d)	1.59%	1.36%	1.46%	1.49%	2.57%
Portfolio turnover rate	13%	20%	19%	25%	12%

(a)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(c)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions, if any.

(d)	Does not include the expenses of the underlying investment companies in which the Portfolio invests.

See accompanying notes to financial statements.

TOPS® Managed Risk ETF Portfolios
Financial Highlights
Managed Risk Moderate Growth ETF Portfolio

Selected data based on a share outstanding throughout each period indicated.

	Class 3 Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012(a)

Net asset value, beginning of period	$10.78	$11.96	$11.91	$10.67	$10.39
Income (loss) from investment operations:
Net investment income (b) (c)	0.17	0.15	0.16	0.25	0.20
Net realized and unrealized gain (loss) on investments and futures contracts	0.49	(0.92)	0.17	1.09	0.08
Total income (loss) from investment operations	0.66	(0.77)	0.33	1.34	0.28
Less distributions from:
Net investment income	(0.17)	(0.15)	(0.14)	(0.10)	—
Net realized gain	—	(0.26)	(0.14)	—	—
Total distributions	(0.17)	(0.41)	(0.28)	(0.10)	—
Net asset value, end of period	$11.27	$10.78	$11.96	$11.91	$10.67
Total return (d)	6.14%	(6.46)%	2.75%	12.57%	2.69%
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$169,824	$137,981	$130,856	$101,414	$15	(g)
Ratio of expenses to average net assets (e)	0.75%	0.75%	0.75%	0.75%	0.75	% (f)
Ratio of net investment income to average net assets (c) (e)	1.56%	1.31%	1.36%	2.17%	2.95	% (f)
Portfolio turnover rate	13%	20%	19%	25%	12%

(a)	The Managed Risk Moderate Growth ETF Portfolio Class 3 commenced operations on May 1, 2012.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions, if any. Total returns for periods of less than one year are not

(e)	Does not include the expenses of the underlying investment companies in which the Portfolio invests.

(f)	Annualized.

(g)	Actual net assets, not truncated.

See accompanying notes to financial statements.

TOPS® Managed Risk ETF Portfolios
Financial Highlights
Managed Risk Moderate Growth ETF Portfolio

Selected data based on a share outstanding throughout each period indicated.

	Class 4 Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012(a)

Net asset value, beginning of period	$10.71	$11.91	$11.89	$10.70	$10.39
Income (loss) from investment operations:
Net investment income (b) (c)	0.14	0.12	0.16	0.18	0.58
Net realized and unrealized gain (loss) on investments and futures contracts	0.48	(0.91)	0.14	1.11	(0.27	) (d)
Total income (loss) from investment operations	0.62	(0.79)	0.30	1.29	0.31
Less distributions from:
Net investment income	(0.12)	(0.15)	(0.14)	(0.10)	—
Net realized gain	—	(0.26)	(0.14)	—	—
Total distributions	(0.12)	(0.41)	(0.28)	(0.10)	—
Net asset value, end of period	$11.21	$10.71	$11.91	$11.89	$10.70
Total return (e)	5.84%	(6.67)%	2.50%	12.07%	2.98%
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$8,285	$8,996	$9,508	$2,145	$77
Ratio of expenses to average net assets (f)	1.00%	1.00%	1.00%	1.00%	1.00	% (g)
Ratio of net investment income to average net assets (c)(f)	1.24%	1.02%	1.37%	1.56%	8.19	% (g)
Portfolio turnover rate	13%	20%	19%	25%	12%

(a)	The Managed Risk Moderate Growth ETF Portfolio Class 4 commenced operations on May 1, 2012.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)	The amount of net gain (loss) from securities (both realized and unrealized) per share does not accord with the amounts reported in the Statements of Operations for the period ended December 31, 2012 due to the timing of purchases and redemptions of Portfolio shares during the period.

(e)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions, if any. Total returns for periods of less than one year are not annualized.

(f)	Does not include the expenses of the underlying investment companies in which the Portfolio invests.

(g)	Annualized.

See accompanying notes to financial statements.

TOPS® Managed Risk ETF Portfolios
Financial Highlights
Managed Risk Moderate Growth ETF Portfolio

Selected data based on a share outstanding throughout the period indicated.

	Investor Class Shares
	Year Ended	Period Ended
	December 31, 2016	December 31, 2015(a)

Net asset value, beginning of period	$11.21	$12.11
Income (loss) from investment operations:
Net investment income (b) (c)	0.17	0.06
Net realized and unrealized gain (loss) on investments	0.51	(0.96)
Total income (loss) from investment operations	0.68	(0.90)
Net asset value, end of period	$11.89	$11.21
Total return (d)	6.07%	(7.43)%
Ratios and Supplemental Data:
Net assets, end of period	$12 (g)	$11	(g)
Ratio of expenses to average net assets (e)	0.90%	0.90	% (f)
Ratio of net investment income to average net assets (c) (e)	1.34%	1.11	% (f)
Portfolio turnover rate	13%	20%

(a)	The Managed Risk Moderate Growth ETF Portfolio Investor Class commenced operations on July 22, 2015.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions, if any. Total returns for periods of less than one year are not annualized.

(e)	Does not include the expenses of the underlying investment companies in which the Portfolio invests.

(f)	Annualized.

(g)	Actual net assets, not truncated.

See accompanying notes to financial statements.

TOPS® Managed Risk ETF Portfolios
NOTES TO FINANCIAL STATEMENTS
December 31, 2016

1.	ORGANIZATION

The TOPS® Managed Risk ETF Portfolios (each a “Portfolio”, collectively the “Portfolios”) are comprised of three different actively managed portfolios. Each Portfolio is a diversified series of shares of beneficial interest of Northern Lights Variable Trust (the “Trust”), a statutory trust organized on November 2, 2005 under the laws of the State of Delaware and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Portfolios are intended to be funding vehicles for variable annuity contracts and flexible premium variable life insurance policies offered by the separate accounts of various insurance companies. The assets of each Portfolio are segregated and a shareholder’s interest is limited to the Portfolio in which shares are held. Each Portfolio pays its own expenses. The investment objective of each Portfolio is as follows:

Portfolio	Primary Objective
Managed Risk Balanced ETF Portfolio	Income and capital appreciation with less volatility than the fixed income and equity markets as a whole.

Managed Risk Growth ETF Portfolio	Capital appreciation with less volatility than the equity markets as a whole.

Managed Risk Moderate Growth Portfolio	Capital appreciation with less volatility than the equity markets as a whole.

The Portfolios currently offer five classes of shares: Class 1 Shares, Class 2 Shares, Class 3 Shares, Class 4 Shares, and Investor Class Shares. Each class of shares of the Portfolios has identical rights and privileges except with respect to arrangements pertaining to shareholder servicing or distribution, class-related expenses, voting rights on matters affecting a single class of shares, and the exchange privilege of each class of shares. The Portfolios’ share classes differ in the fees and expenses charged to shareholders. The Portfolios’ income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Portfolios in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Portfolios follow the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the primary exchange on the day of valuation. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost. Futures and options on futures are valued at the final settled price or, in the absence of a settled price, at the last sale price on the day of valuation.

Valuation of Funds of Funds – The Portfolios may invest in portfolios of open-end investment companies (the “Underlying Funds”). Open-end investment companies are valued at their respective net asset values as reported by such investment companies. Open-end investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value based on the methods established by the boards of directors of the open-end funds investment companies.

TOPS® Managed Risk ETF Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2016

A Portfolio may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Trust’s Board of Trustees (the “Board”). The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor. The team may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor or sub-advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor or sub-advisor to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Portfolio’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the advisor or sub-advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor or sub-advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Portfolio’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Each Portfolio utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Portfolios have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Portfolios’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

TOPS® Managed Risk ETF Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2016

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of December 31, 2016 for each Portfolio’s investments measured at fair value:

TOPS Managed Risk Balanced ETF Portfolio

Assets*	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$539,762,426	$—	$—	$539,762,426
Short-Term Investments	70,224,165	1,997,818	—	72,221,983
Total	$609,986,591	$1,997,818	$—	$611,984,409

Liabilities	Level 1	Level 2	Level 3	Total
Long Futures Contracts **	$374,075	$—	$—	$374,075

TOPS Managed Risk Growth ETF Portfolio

Assets*	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$846,903,632	$—	$—	$846,903,632
Short-Term Investments	108,185,809	3,995,635	—	112,181,444
Total	$955,089,441	$3,995,635	$—	$959,085,076

Liabilities	Level 1	Level 2	Level 3	Total
Long Futures Contracts **	$1,084,143	$—	$—	$1,084,143

TOPS Managed Risk Moderate Growth ETF Portfolio

Assets*	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$878,575,471	$—	$—	$878,575,471
Short-Term Investments	112,706,366	3,995,635	—	116,702,001
Total	$991,281,837	$3,995,635	$—	$995,277,472

Liabilities	Level 1	Level 2	Level 3	Total
Long Futures Contracts **	$902,418	$—	$—	$902,418

The Portfolios did not hold any Level 3 securities during the year ended December 31, 2016.

There were no transfers into or out of any level during the year ended December 31, 2016.

It is the Portfolios’ policy to record transfers between levels at the end of the reporting period.

*	Refer to the Portfolios of Investments for security classifications.

**	Cumulative appreciation (depreciation) of futures contracts is reported in the above table.

TOPS® Managed Risk ETF Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2016

Security Transactions and Related Income – Security transactions are accounted for on the trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income and distributions from net realized capital gains if any, are declared and paid annually. Dividends and distributions to shareholders are recorded on ex-date and are determined in accordance with Federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or net asset values per share of the Portfolios.

Federal Income Tax – It is each Portfolio’s policy to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no Federal income tax provision is required.

Each Portfolio will recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed each Portfolio’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in each Portfolio’s 2013-2015 tax returns or expected to be taken in each Portfolio’s 2016 tax returns. Each Portfolio identified its major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Portfolios make significant investments. The Portfolios are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Futures Contracts – The Portfolios are subject to equity price risk in the normal course of pursuing their investment objectives. The Portfolios may purchase or sell futures contracts to hedge against market risk and to reduce return volatility. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (each Portfolio’s agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, a Portfolio recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Portfolio’s basis in the contract. If a Portfolio were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Portfolio would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Each Portfolio segregates liquid securities having a value at least equal to the amount of the current obligation under any open futures contract. Risks may exceed amounts recognized in the Statements of Assets and Liabilities. With futures, there is minimal counterparty credit risk to a Portfolio since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

For the year ended December 31, 2016, the Portfolios had the following realized losses from futures contracts reported in the Statements of Operations.

Portfolio	Location of Loss on Futures	Net Realized Loss
Managed Risk Balanced ETF Portfolio	Net realized loss on futures contracts	$5,563,863
Managed Risk Growth ETF Portfolio	Net realized loss on futures contracts	51,549,769
Managed Risk Moderate Growth ETF Portfolio	Net realized loss on futures contracts	27,612,589

TOPS® Managed Risk ETF Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2016

For the year ended December 31, 2016, the Portfolios had the following changes in unrealized depreciation from futures contracts.

		Net Change in Unrealized
Portfolio	Location of Loss on Futures	Depreciation
Managed Risk Balanced ETF Portfolio	Net change in unrealized depreciation on futures contracts	$3,988
Managed Risk Growth ETF Portfolio	Net change in unrealized depreciation on futures contracts	1,012,898
Managed Risk Moderate Growth ETF Portfolio	Net change in unrealized depreciation on futures contracts	222,692

The notional value of the derivative instruments outstanding as of December 31, 2016 as disclosed in the Portfolios of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the year as disclosed above and within the Statements of Operations serve as indicators of the volume of derivative activity for each Portfolio.

Offsetting of Financial Assets and Derivative Assets

It is each Portfolio’s policy to recognize a net asset or liability equal to the unrealized appreciation (depreciation) of futures contracts. During the year ended December 31, 2016, each Portfolio was subject to a master netting arrangement for the futures. The following table shows additional information regarding the offsetting of assets and liabilities at December 31, 2016:

Managed Risk Balanced ETF Portfolio

Gross Amounts Not Offset in
the Statement of Assets &
Liabilities:						Liabilities
Net Amounts
			Gross		of Liabilities
			Amounts		Presented in
	Gross		Offset in the		the
	Amounts of		Statement		Statement of			Cash
	Recognized		of Assets &		Assets &	Financial		Collateral	Net
Description	Liabilities		Liabilities		Liabilities	Instruments		Pledged	Amount
Futures Contracts	$374,075	(1)	$—	(1)	$374,075	$374,075	(2)	$—	$—
Total	$374,075		$—		$374,075	$374,075		$—	$—

(1)	Gross unrealized appreciation and depreciation as presented in the Portfolio of Investments

(2)	The amount is limited to the net derivative balance and, accordingly, does not include excess collateral pledged

TOPS® Managed Risk ETF Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2016

Managed Risk Growth ETF Portfolio

Gross Amounts Not Offset in
the Statement of Assets &
Liabilities:						Liabilities
Net Amounts
			Gross		of Liabilities
			Amounts		Presented in
	Gross		Offset in the		the
	Amounts of		Statement		Statement of			Cash
	Recognized		of Assets &		Assets &	Financial		Collateral	Net
Description	Liabilities		Liabilities		Liabilities	Instruments		Pledged	Amount
Futures Contracts	$1,084,143	(1)	$—	(1)	$1,084,143	$1,084,143	(2)	$—	$—
Total	$1,084,143		$—		$1,084,143	$1,084,143		$—	$—

(1)	Gross unrealized appreciation and depreciation as presented in the Portfolio of Investments

(2)	The amount is limited to the net derivative balance and, accordingly, does not include excess collateral pledged

Managed Risk Moderate Growth ETF Portfolio

Gross Amounts Not Offset in
the Statement of Assets &
Liabilities:						Liabilities
Net Amounts
			Gross		of Liabilities
			Amounts		Presented in
	Gross		Offset in the		the
	Amounts of		Statement		Statement of			Cash
	Recognized		of Assets &		Assets &	Financial		Collateral	Net
Description	Liabilities		Liabilities		Liabilities	Instruments		Pledged	Amount
Futures Contracts	$902,418	(1)	$—	(1)	$902,418	$902,418	(2)	$—	$—
Total	$902,418		$—		$902,418	$902,418		$—	$—

(1)	Gross unrealized appreciation and depreciation as presented in the Portfolio of Investments

(2)	The amount is limited to the net derivative balance and, accordingly, does not include excess collateral pledged

Exchange Traded Funds – The Portfolios may invest in exchange traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. A Portfolio may purchase an ETF to gain exposure to a portion of the U.S. or a foreign market. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Expenses – Expenses of the Trust that are directly identifiable to a specific portfolio are charged to that portfolio. Expenses, which are not readily identifiable to a specific portfolio, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the portfolios in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Portfolios enter into contracts that contain a variety of representations and warranties and which provide general indemnities. Each Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, based on experience, the Portfolios expect the risk of loss due to these warranties and indemnities to be remote.

TOPS® Managed Risk ETF Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2016

3.	INVESTMENT TRANSACTIONS

For the year ended December 31, 2016, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and government securities, were as follows:

Portfolio	Purchases	Sales
Managed Risk Balanced ETF Portfolio	$88,644,161	$121,041,237
Managed Risk Growth ETF Portfolio	108,036,410	283,938,949
Managed Risk Moderate Growth ETF Portfolio	118,712,738	216,655,384

4.	INVESTMENTS IN AFFILIATED COMPANIES

An affiliated company is a company in which a Portfolio has ownership of at least 5% of the voting securities. Transactions during the period with companies that were affiliates at the beginning of the period are as follows:

TOPS Managed Risk Growth ETF Portfolio

							Change in
					Dividends		Unrealized
		Value- Beginning of			Credited to	Realized Gain	Appreciation/	Value-End of	Shares held at End
CUSIP	Description	Period	Purchases	Sales Proceeds	Income	(Loss)	(Depreciation)	Period	of Period
18383Q879	Guggenheim MSCI Global Timber	$8,982,868	$1,744,145	$2,699,113	$176,952	$(184,991)	$798,527	$8,641,436	348,867
97717X867	WisdomTree Emerging Markets Local Debt Fund	28,780,322	1,162,608	32,965,321	949,549	(6,598,162)	9,620,553	—	—
Total		$37,763,190	$2,906,753	$35,664,434	$1,126,501	$(6,783,153)	$10,419,080	$8,641,436	348,867

5.	INVESTMENT ADVISORY AGREEMENT / TRANSACTIONS WITH RELATED PARTIES

ValMark Advisers, Inc. serves as the Portfolios’ investment advisor (the “Advisor”). The Advisor has engaged Milliman Financial Risk Management, LLC as the Portfolios’ Sub-Advisor (the “Sub-Advisor”). Pursuant to an advisory agreement with the Trust, the Advisor, under the oversight of the Board, directs the daily operations of the Portfolios and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Portfolios pay the Advisor a management fee, computed on average daily net assets and accrued daily and paid monthly, at an annual rate of 0.30% of each Portfolio’s average daily net assets. Pursuant to a sub-advisory agreement between the Advisor and Sub-Advisor, on behalf of the Managed Risk Portfolios, the Advisor, not the Portfolios, pays the Sub-Advisor a fee, which is computed and accrued daily and paid monthly. For the year ended December 31, 2016, the Portfolios paid the following in advisory fees.

Portfolio	Advisory Fees
Managed Risk Balanced ETF Portfolio	$1,844,869
Managed Risk Growth ETF Portfolio	3,018,411
Managed Risk Moderate Growth ETF Portfolio	3,031,189

The Trust, with respect to the Portfolios, has adopted the Trust’s Master Distribution and Shareholder Servicing Plan (“12b-1 Plan” or “Plan”) for each of Class 2 shares, Class 3 shares, Class 4 shares, and Investor Class shares. The fee is calculated at an annual rate of 0.25%, 0.35%, 0.60%, and 0.50% of the average daily net assets attributable to each Portfolio’s Class 2 shares, Class 3 shares, Class 4 shares, and Investor Class shares, respectively, and is paid to Northern Lights Distributors, LLC (the “Distributor”) to provide compensation for ongoing shareholder servicing and distribution related activities and/or maintenance of each Portfolio’s shareholder accounts, not otherwise required to be provided by the Advisor. For the year ended December 31, 2016, the Portfolios paid the following in distribution fees under the Plan.

Portfolio	Distribution Fees
Managed Risk Balanced ETF Portfolio	$1,656,155
Managed Risk Growth ETF Portfolio	2,640,368
Managed Risk Moderate Growth ETF Portfolio	2,709,316

TOPS® Managed Risk ETF Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2016

In addition, certain affiliates of the Distributor provide services to the Portfolios as follows:

Gemini Fund Services, LLC (“GFS”), an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to the terms of an administrative servicing agreement with GFS, each Portfolio pays to GFS a monthly fee for all operating expenses of the Portfolio, which is calculated by each Portfolio on its average daily net assets. Operating expenses include but are not limited to Fund Accounting, Fund Administration, Transfer Agency, Legal Fees, Audit Fees, Compliance Services, Shareholder Reporting Expense, Trustees fees and Custody Fees. All operating expenses are paid by GFS from the administrative service fees. For the year ended December 31, 2016, the Trustees received fees in the amount $9,710 on behalf of each Portfolio.

The approved entities may be affiliates of GFS and the Distributor. A Trustee and certain Officers of the Trust are also Officers of GFS, and are not paid any fees directly by the Portfolios for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from GFS under the administrative servicing agreement.

Blu Giant, LLC (“Blu Giant”), an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Portfolios on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from GFS under the administrative servicing agreement.

6. CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Portfolio creates presumption of the control of the Portfolio, under section 2(a)(9) of the 1940 Act. As of December 31, 2016, ownership percentages of the holders of the voting securities of each Portfolio that may be deemed to control the Portfolio was as follows:

Managed Risk Balanced ETF Portfolio

Ohio National Life Insurance Company	82%

Managed Risk Growth ETF Portfolio

Ohio National Life Insurance Company	68%

Managed Risk Moderate Growth ETF Portfolio

Ohio National Life Insurance Company	81%

The Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.

TOPS® Managed Risk ETF Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2016

7.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of Portfolio distributions paid for the year ended December 31, 2016 and December 31, 2015 was as follows:

	For the year ended December 31, 2016			For the year ended December 31, 2015

		Long-Term			Long-Term
	Ordinary	Capital		Ordinary	Capital
Fund	Income	Gains	Total	Income	Gains	Total

Managed Risk Balanced ETF Portfolio	$7,934,715	$—	$7,934,715	$8,490,515	$15,545,500	$24,036,015

Managed Risk Growth ETF Portfolio	16,132,102	—	16,132,102	17,068,804	5,240,406	22,309,210

Managed Risk Moderate Growth ETF Portfolio	15,057,767	—	15,057,767	15,013,241	24,438,045	39,451,286

As of December 31, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Capital Loss	Post	Unrealized	Total
	Ordinary	Long-Term	Carry	October	Appreciation/	Accumulated
Fund	Income	Capital Gains	Forwards	Loss	(Depreciation)	Earnings/(Deficits)

Managed Risk Balanced ETF Portfolio	$9,173,693	$941,142	$—	$—	$16,616,733	$26,731,568

Managed Risk Growth ETF Portfolio	15,032,162	—	(31,309,929)	—	61,196,910	44,919,143

Managed Risk Moderate Growth ETF Portfolio	15,952,339	—	(20,738,160)	—	43,262,283	38,476,462

The difference between book basis and tax basis accumulated net realized losses, and unrealized appreciation/ depreciation from investments is primarily attributable to the tax deferral of losses on wash sales and the mark-to-market treatment of 1256 futures contracts.

At December 31, 2016, the Portfolios had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

	Non-Expiring
Fund	Short-Term	Long-Term	Total
Managed Risk Balanced ETF Portfolio	$—	$—	$—
Managed Risk Growth ETF Portfolio	30,264,439	1,045,490	31,309,929
Managed Risk Moderate Growth ETF Portfolio	19,276,619	1,461,541	20,738,160

8.	NEW ACCOUNTING PRONOUNCEMENTS

On October 13, 2016 the Securities and Exchange Commission amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. At this time, management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.

9.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there are no subsequent events requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Northern Lights Variable Trust

and the Shareholders of TOPS Managed Risk Balanced ETF Portfolio, TOPS Managed Risk Growth ETF Portfolio and TOPS Managed Risk Moderate Growth ETF Portfolio

We have audited the accompanying statements of assets and liabilities of TOPS Managed Risk Balanced ETF Portfolio, TOPS Managed Risk Growth ETF Portfolio and TOPS Managed Risk Moderate Growth ETF Portfolio (the “Portfolios”), each a series of shares of beneficial interest in Northern Lights Variable Trust, including the portfolios of investments, as of December 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years and periods presented. These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2016 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of TOPS Managed Risk Balanced ETF Portfolio, TOPS Managed Risk Growth ETF Portfolio and TOPS Managed Risk Moderate Growth ETF Portfolio as of December 31, 2016, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and their financial highlights for each of the years and periods presented, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania

February 15, 2017

TOPS® Managed Risk ETF Portfolios
EXPENSE EXAMPLES (Unaudited)
December 31, 2016

As a shareholder of the Portfolios, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2016 through December 31, 2016.

Actual Expenses

The “Actual” expenses line in the table below provides information about actual account values and actual expenses. You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on each Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, or other expenses charged by your insurance contract or separate account. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical
					(5% return before
			Actual		expenses)

	Portfolio’s	Beginning	Ending	Expenses	Ending	Expenses
	Annualized	Account	Account	Paid	Account	Paid
	Expense	Value	Value	During	Value	During
Class 1	Ratio	7-1-16	12-31-16	Period *	12-31-16	Period*
Managed Risk Balanced ETF Portfolio	0.40%	$1,000.00	$1,029.40	$2.04	$1,023.13	$2.03
Managed Risk Growth ETF Portfolio	0.40%	$1,000.00	$1,045.80	$2.06	$1,023.13	$2.03
Managed Risk Moderate Growth ETF Portfolio	0.40%	$1,000.00	$1,044.70	$2.06	$1,023.13	$2.03

TOPS® Managed Risk ETF Portfolios
EXPENSE EXAMPLES (Unaudited)(Continued)
December 31, 2016

					Hypothetical
					(5% return before
			Actual		expenses)

	Portfolio’s	Beginning	Ending	Expenses	Ending	Expenses
	Annualized	Account	Account	Paid	Account	Paid
	Expense	Value	Value	During	Value	During
Class 2	Ratio	7-1-16	12-31-16	Period *	12-31-16	Period*
Managed Risk Balanced ETF Portfolio	0.65%	$1,000.00	$1,028.50	$3.31	$1,021.87	$3.30
Managed Risk Growth ETF Portfolio	0.65%	$1,000.00	$1,043.70	$3.34	$1,021.87	$3.30
Managed Risk Moderate Growth ETF Portfolio	0.65%	$1,000.00	$1,043.80	$3.34	$1,021.87	$3.30

					Hypothetical
					(5% return before
			Actual		expenses)

	Portfolio’s	Beginning	Ending	Expenses	Ending	Expenses
	Annualized	Account	Account	Paid	Account	Paid
	Expense	Value	Value	During	Value	During
Class 3	Ratio	7-1-16	12-31-16	Period *	12-31-16	Period*
Managed Risk Balanced ETF Portfolio	0.75%	$1,000.00	$1,027.70	$3.82	$1,021.37	$3.81
Managed Risk Growth ETF Portfolio	0.75%	$1,000.00	$1,044.10	$3.85	$1,021.37	$3.81
Managed Risk Moderate Growth ETF Portfolio	0.75%	$1,000.00	$1,043.10	$3.85	$1,021.37	$3.81

					Hypothetical
					(5% return before
			Actual		expenses)

	Portfolio’s	Beginning	Ending	Expenses	Ending	Expenses
	Annualized	Account	Account	Paid	Account	Paid
	Expense	Value	Value	During	Value	During
Class 4	Ratio	7-1-16	12-31-16	Period *	12-31-16	Period*
Managed Risk Balanced ETF Portfolio	1.00%	$1,000.00	$1,027.00	$5.10	$1,020.11	$5.08
Managed Risk Growth ETF Portfolio	1.00%	$1,000.00	$1,042.50	$5.13	$1,020.11	$5.08
Managed Risk Moderate Growth ETF Portfolio	1.00%	$1,000.00	$1,041.00	$5.13	$1,020.11	$5.08

TOPS® Managed Risk ETF Portfolios
EXPENSE EXAMPLES (Unaudited)(Continued)
December 31, 2016

					Hypothetical
					(5% return before
			Actual		expenses)

	Portfolio’s	Beginning	Ending	Expenses	Ending	Expenses
	Annualized	Account	Account	Paid	Account	Paid
	Expense	Value	Value	During	Value	During
Investor Class	Ratio	7-1-16	12-31-16	Period *	12-31-16	Period*
Managed Risk Balanced ETF Portfolio	0.90%	$1,000.00	$1,027.10	$4.59	$1,020.61	$4.57
Managed Risk Growth ETF Portfolio	0.90%	$1,000.00	$1,042.60	$4.62	$1,020.61	$4.57
Managed Risk Moderate Growth ETF Portfolio	0.90%	$1,000.00	$1,042.10	$4.62	$1,020.61	$4.57

*	Expenses are equal to the average account value over the period, multiplied by each Portfolio’s annualized expense ratio, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (366).

TOPS® Managed Risk ETF Portfolios
SUPPLEMENTAL INFORMATION (Unaudited)
December 31, 2016

The deliberation summaries below may apply to one or more portfolios that are not the subject of this annual report, but are included because they could not be meaningfully separated from the deliberations that apply to the portfolio or portfolios included in this annual report.

ValMark Adviser, Inc. (Adviser to portfolios referred to as TOPS Conservative, TOPS Balanced, TOPS Moderate Growth, TOPS Growth, TOPS Aggressive Growth, TOPS Managed Risk Balanced, TOPS Managed Risk Moderate Growth, TOPS Managed Risk Growth ETF, and TOPS Managed Risk Flex)

In connection with the regular meeting held on November 17-18, 2016 of the Board of Trustees (the “Trustees” or the “Board”) of the Northern Lights Variable Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the approval of an investment advisory agreement (the “Advisory Agreement”) between, ValMark Adviser, Inc. (“ValMark”), and the Trust, with respect to the TOPS Conservative, TOPS Balanced, TOPS Moderate Growth, TOPS Growth, TOPS Aggressive Growth, TOPS Managed Risk Balanced, TOPS Managed Risk Moderate Growth, TOPS Managed Risk Growth ETF, and TOPS Managed Risk Flex (the “Portfolios”). In considering the approval of the Advisory Agreement, the Board received materials specifically relating to the Advisory Agreement.

The Trustees were assisted by independent legal counsel throughout the Advisory Agreement review process. The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Service. The Trustees noted that the adviser, has approximately $5.2 billion in assets under management, and provides investment advisory and risk management services through various portfolio management programs for high net worth and institutional clients that include insurance firms and investment companies. They reviewed the background information of the key investment personnel responsible for servicing the TOPS Portfolios. They considered that ValMark experienced two personnel changes within the previous calendar year, but noted that both positions were filled immediately with experienced professionals, and that the turnover did not exhibit any negative impact on the level of service provided. The Trustees reviewed ValMark’s investment process, which utilizes historical performance correlations and risks, as measured by return volatility, with each portfolio using a combination of asset allocation technology and investment diversification across several asset classes. They further noted that ValMark reviews the portfolios’ asset allocations regularly and rebalances when necessary to ensure alignment with each Portfolio’s stated investment objective. The Trustees noted ValMark reported no material compliance or litigation issues since the last advisory agreement renewal. The Trustees noted that ValMark has a robust corporate infrastructure with more than adequate resources to support its investment team. The Board concluded that ValMark should continue to provide a high level of quality service to the portfolios for the benefit of shareholders and should continue to be retained.

Performance.

TOPS Conservative. The Trustees reviewed the Fund’s performance and noted that it produced returns similar to its Morningstar category. They noted that the Fund’s return over the 5-year period had outpaced the Morningstar category over the same time period. The Trustees considered that the Fund has a higher equity portfolio than the Morningstar category, which translated to better performance than the

TOPS® Managed Risk ETF Portfolios
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
December 31, 2016

category. The Trustees noted that Fund’s standard deviation had been slightly higher than the Morningstar category but continued to be reasonable. They further noted that the Fund was designed to preserve capital while generating moderate income and moderate capital appreciation. The Trustees concluded that the Fund was meeting its objective and that ValMark should be retained.

TOPS Balanced. The Trustees noted that the Fund had performed well compared to its Morningstar assigned category. They further noted that the Fund’s standard deviation was similar to the Fund’s benchmark. The Trustees acknowledged ValMark’s belief that the Fund’s underperformance over the 3- and 5-year time periods was due to its allocation to non-U.S. equities as well as its lower equity exposure overall. The Trustees noted that over the 1- and 2-year time periods the Fund had performed well relative to its benchmark, particularly due to the Fund’s increased exposure to bonds, natural resources, emerging market bonds, and emerging market equities. The Trustees positively noted that ValMark continued to execute a strategy of global diversification, which the Board believed had proven effective. The Trustees concluded that ValMark should be retained.

TOPS Moderate Growth . The Trustees noted that the Fund had performed in a solid manner when compared to the Morningstar category and its stated benchmark. The Trustees acknowledged the adviser’s belief that the Fund’s slight underperformance over a 5-year period was due to the Fund’s allocation to emerging markets, although its outperformance in more recent years could be attributed to the same emerging markets allocation. The Trustees noted their belief that the adviser continued to be disciplined in implementing its diversification strategy, which the Board noted had served shareholders well. The Trustees noted that the Fund has exhibited less volatility than equity markets while providing capital appreciation, in line with the objective of the Fund. The Trustees concluded that the adviser should be retained.

TOPS Growth. The Trustees noted that the Fund had performed well in providing capital appreciation. They further noted that the Fund had taken on more risk than either its stated benchmark or its Morningstar category. The Trustees acknowledged that the Fund had a lower Sharpe ratio than its benchmark, but had still generated strong annualized returns over the past 5 years. The Trustees noted that the adviser continued to implement its stated strategy of global diversification. They recognized that this diversification would, at times, cause underperformance, but noted that as asset classes cycle there will be times of outperformance, as can be seen in the history of the Fund. The Trustees concluded that the adviser had performed well in meeting the object of the Fund and should be retained.

TOPS Aggressive. The Trustees noted that the Fund has done a reasonable job of performing when compared to its stated benchmark, and assigned Morningstar category. They further noted that the Fund’s standard deviation remained in a similar range to its benchmark and Morningstar category, but had lagged in return over the majority of the last 5 years. The Trustees acknowledged that the Fund had exhibited better performance over the past year due to its exposure to emerging markets. The Trustees noted that the Fund had achieved a solid annualized return over the last 5 years, which met its main objective of capital appreciation. After further discussion, the Trustees concluded that the adviser should be retained.

TOPS Managed Risk Balanced. The Trustees noted that the Fund performed in a reasonable fashion when compared to its assigned Morningstar category. They further noted that the Fund lagged slightly over the 5-year period, but outperformed slightly over 1- and 3-year periods. The Trustees acknowledged that hedges utilized by the Fund could be expected to hinder performance. The Trustees noted however, that even with the added cost of the hedge, the Fund had generated a modest annualized return to shareholder over the 5-year period. They further noted that the Fund was performing as would be expected, and if the

TOPS® Managed Risk ETF Portfolios
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
December 31, 2016

markets experience a sustained downtrend, the hedges would be expected to reduce downside risk. The Trustees concluded that the sub-adviser and adviser should be retained, as they implemented the Fund’s strategy as designed with appropriate returns for shareholders.

TOPS Managed Risk Moderate Growth. The Trustees noted that the Fund had given up a large portion of its returns due to its hedging strategy. The Trustees acknowledged that the Fund desired to exhibit less volatility than equity markets while still providing capital appreciation. To this end, the Trustees noted that the Fund has accomplished a lower standard deviation than the equity markets, but had sacrificed substantial return to do so, exemplified by the Fund’s low Sharpe ratio. The Trustees noted that the adviser and sub-adviser are performing the Fund’s strategy as designed, and were meeting the Fund’s objective, although better risk-adjusted returns were desirable. The Trustees concluded that the adviser and sub-adviser should be retained for the benefit of investors who desire this strategy.

TOPS Managed Risk Growth ETF. The Trustees noted that the Fund had provided a modest positive return over the last 5 years, while exhibiting a lower standard deviation than equity markets. However, the Trustees acknowledged that the amount of return given up due to the use of hedges was higher than they would like based on the Fund’s Sharpe ratio, which lagged the Fund’s stated index. The Trustees noted that during a sustained market decline, the use of hedges would be more effective. The Trustees concluded that the adviser and sub-adviser had executed the Fund’s strategy as stated for the benefit of shareholders, and should be retained.

TOPS Managed Risk Flex. The Trustees noted that the Fund had generated a positive return over the last 3 years. They further noted that this performance lagged the Fund’s assigned Morningstar category. The Trustees attributed this lag to the Fund’s allocation of assets to international equities, its shorter duration of bond holdings as compared to its category, and the use of the sub-adviser’s hedging strategy. The Trustees acknowledged that the Fund’s hedging strategy had reduced some downside risk, but had also reduced returns due to sharp rebounds in the equity markets. The Trustees noted that the adviser and sub-adviser continued to implement the Fund’s stated strategy in accordance with the Fund’s prospectus. They further concluded that the adviser and sub-adviser should be retained for shareholders who desire this strategy.

Fees and Expenses.

TOPS Conservative, TOPS Balanced, TOPS Moderate, TOPS Growth, and TOPS Aggressive (“TOPS Non-Risk Managed Portfolios”). The Trustees reviewed the advisory fee of each of the TOPS Non-Risk Managed Portfolios and noted the adviser charged a fee of 0.10% for advisory services to each Portfolio. They considered each TOPS Non-Risk Managed Portfolio’s advisory fee and net expense ratio relative to the adviser selected peer group and assigned Morningstar category noting that in each instance the Portfolio’s fee and expense ratio were significantly lower than the average of either comparison group. The Trustees concluded that the fees for the TOPS Non-Risk Managed Portfolios are very competitive, and concluded that each advisory fee was reasonable and should continue to be attractive to shareholders.

TOPS Managed Risk Balanced, TOPS Managed Risk Moderate Growth, TOPS Managed Risk Growth ETF, TOPS Managed Risk Flex (“TOPS Risk Managed Portfolios”). The Trustees reviewed the advisory fee of each of the TOPS Risk Managed Portfolios noting the adviser charged a fee of 0.30% for advisory services to each Portfolio. They considered each TOPS Risk Managed Portfolio’s advisory fee and net expense ratio relative to the adviser selected peer group and assigned Morningstar category noting

TOPS® Managed Risk ETF Portfolios
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
December 31, 2016

that in each instance the Portfolio’s fee and expense ratio were lower than the average and among the lowest in the benchmark groups. The Trustees noted that the assets of the peer group funds were each higher than that of the TOPS Risk Managed Portfolios. The Trustees concluded that the adviser offered access to a strategy at a fee significantly lower than the market, as evidenced by benchmark data, bear and, therefore, was not unreasonable.

Economies of Scale. The Trustees noted the Portfolios’ competitive fees and the adviser’s assertion that breakpoints would, therefore, be unlikely in the near term. They considered, however, the adviser’s willingness to discuss the matter of economies as a Portfolio’s size materially increases. After further discussion, it was the consensus of the Trustees that based on the existing, competitive fees and each Portfolio’s current asset level, economies had not yet been reached at this time and the absence of breakpoints was reasonable. They committed to revisiting and reviewing the matter of economies of scale as each Portfolio’s size increases significantly.

Profitability. The Trustees reviewed the profitability analysis provided by the adviser. The Trustees considered the profits realized by the adviser in connection with the operation of each Portfolio and whether the amount of profit was a fair entrepreneurial profit with respect to the advisory services provided to each Portfolio. The Trustees observed that based on the profitability information provided by the adviser, the adviser realized a loss in connection with its relationship to all of the Portfolios, except TOPS Managed Risk Balanced, TOPS Managed Risk Moderate Growth, TOPS Managed Risk Growth ETF, but in each case the Board considered the profits to be reasonable. After further discussion, the Trustees concluded that the adviser was not realizing an excessive profit from its management of any of the TOPS Portfolios.

Conclusion. Having requested and received such information from the adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the advisory agreement, and as assisted by the advice of counsel, the Trustees concluded that the fee structure was reasonable and that renewal of the advisory agreement for each Portfolio was in the best interests of the shareholders of each TOPS Portfolio.

Milliman Financial Risk Management LLC (Sub-Adviser to portfolios referred to as TOPS Managed Risk Balanced, TOPS Managed Risk Moderate Growth, TOPS Managed Risk Growth ETF, TOPS Managed Risk Flex)

In connection with the same regular meeting held on November 17-18, 2016 of the Board of Trustees, the Trustees considered the renewal of the subadvisory agreement between the Adviser and Milliman Financial Risk Management LLC (“Milliman”).

Nature, Extent and Quality of Service. The Trustees noted that Milliman is an independent investment advisory firm and has developed into a global leader in providing risk management services in the form of customized hedging strategies, in both advisory and sub-advisory capacities, totaling approximately $166 billion in assets under management. The Trustees reviewed the background information of the personnel responsible for sub-advising the Portfolios noting that the sub-adviser had a robust corporate infrastructure of fully integrated support areas and access to various resources and technology. The Trustees noted that Milliman performed a risk management role for ValMark, employing its proprietary system, which was a customized risk management overlay strategy specific to each Portfolio’s holdings. They further noted that Milliman is responsible for the daily risk management calculations, which were based on current Portfolio exposures as well as the execution of trades to hedge the Portfolios. They noted that Milliman monitored compliance with the Portfolios’ investment limitations by setting each Porfolio’s trading thresholds directly

TOPS® Managed Risk ETF Portfolios
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
December 31, 2016

into its trading and compliance systems, which produce pre-trade and post-trade reporting for each Portfolio. The Trustees noted that Milliman reported that it was not aware of any material compliance or litigation issues that arose since the previous sub-advisory contract renewal. The Trustees stated that Milliman is a well-known provider of risk management services within the financial industry, employing a technically skilled investment and support team with access to a board range of resources. The Board concluded, based upon their review, that Milliman provided a high level of quality service to the ValMark, the Portfolios and their shareholders.

Performance. The Trustees considered the overall performance of TOPS Managed Risk Balanced, TOPS Managed Risk Moderate Growth, TOPS Managed Risk Growth ETF, TOPS Managed Risk Flex as described above. In addition, the Trustees reviewed the separate performance of the sub-adviser, and discussed the impact of the sub-adviser’s overlay strategy on the four Portfolios. With respect to TOPS Managed Risk Balanced, they noted that the Milliman value overlay was used to dampen volatility and appeared to be functioning as expected within the Portfolio’s overall strategy. With respect to TOPS Managed Risk Moderate Growth, they noted the sub-adviser employed its volatility overly strategy using futures and swaps to manage the Portfolio’s volatility consistent with the Portfolio’s stated objective of capital appreciation with less volatility that equity markets. The Trustees noted that the implementation of the Milliman overlay in TOPS Managed Risk Moderate Growth was not satisfactory and should be improved. As to TOPS Managed Risk Growth ETF, the Trustees noted that the cost associated with the Milliman overly had reduced the Portfolio’s overall performance as demonstrated by the Sortino ratio. With respect to TOPS Managed Risk Flex, they noted the Portfolio’s use of the risk overlay was intended to get portfolio volatility consistent with its composition at that time. The Trustees concluded that although performance was some what adverse, it was reasonable given the sub-adviser’s volatility overlay strategy.

Fees and Expenses. The Trustees noted that Milliman received a portion of the advisory fee, paid by the adviser, in connection with its services to each TOPS Managed Risk Portfolio. They considered that although Milliman charged a slightly lower fee, on average, to its other clients, the sub-advisory fee was generally consistent with the fees charged to its other similarly-managed, sub-advised funds. They noted the sub-adviser explained that certain other funds it managed or sub-advised had lower fees based on anticipated economies which were built into the sub-advisory fee arrangement. After further discussion, the Trustees concluded that the sub-advisory fee charged with respect to each Portfolio was reasonable.

Economies of Scale. The Trustees considered whether economies of scale had been achieved with respect to the management of the Portfolios. The Trustees agreed that this was an issue that should be considered with respect to the overall advisory contract, taking into consideration the impact of the sub-advisory expense. After discussion, it was the consensus of the Trustees the current lack of fee breakpoints was acceptable. The Trustees agreed that the possibility of breakpoints and economies of scale would be revisited at the next annual renewal or sooner if the size of any Portfolio significantly increases.

Profitability. The Trustees reviewed the profitability analysis provided by the sub-adviser. They noted the sub-adviser realized a profit in connection with is relationship with the Portfolios but agreed that it was not excessive in terms of actual dollars or as a percentage of fees earned. The Trustees concluded that excessive profitability was not a concern at this time.

Conclusion. Having requested and received such information from the sub-adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the sub-advisory agreement, and as assisted by the advice of independent counsel, the Trustees concluded that each sub-advisory fee was reasonable and that

TOPS® Managed Risk ETF Portfolios
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
December 31, 2016

renewal of the agreement was in the best interests of the shareholders of each of TOPS Managed Risk Balanced, TOPS Managed Risk Moderate Growth, TOPS Managed Risk Growth ETF, and TOPS Managed Risk Flex portfolios.

TOPS® Managed Risk ETF Portfolios
SUPPLEMENTAL INFORMATION (Unaudited)
December 31, 2016

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	9	Northern Lights Variable Trust (for series not affiliated with the Funds since 2013); Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013); OHA Mortgage Strategies Fund (offshore), Ltd. (since 2014); Altegris KKR Commitments Master Fund and Altegris KKR Commitments Fund (since 2014) and Northern Lights Fund Trust (since 2013)
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985 – 2011).	9	Northern Lights Variable Trust (for series not affiliated with the Funds since 2013); Schroder Global Series Trust (2012- February 2017); Two Roads Shared Trust (since 2012); Altegris KKR Commitments Master Fund; Altegris KKR Commitments Fund (since 2014) and Ramius Archview Credit and Distressed Fund (since 2015) and Northern Lights Fund Trust (since 2013)
Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Consultant to small and emerging businesses (since 2000).	9	Northern Lights Variable Trust (for series not affiliated with the Funds since 2006); AdvisorOne Funds (2004-2013); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust (since 2007); Greenwich Advisers Trust (2007- February 2011); Global Real Estate Fund (2008-2011); The World Funds Trust (2010-2013) and Northern Lights Fund Trust (since 2005)
Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired since 2012. Formerly, Founder, President, and Chief Investment Officer, Orizon Investment Counsel, Inc. (2000-2012).	9	Northern Lights Variable Trust (for series not affiliated with the Funds since 2006); AdvisorOne Funds (since 2003); Alternative Strategies Fund (since 2010); CLA Strategic Allocation Fund (2014-2015) and Northern Lights Fund Trust (since 2005)
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	9	Northern Lights Variable Trust (for series not affiliated with the Funds since 2011); Northern Lights Fund Trust III (since February 2012); Alternative Strategies Fund (since 2012) and Northern Lights Fund Trust (since 2011);
Mark H. Taylor Born in 1964	Trustee Since 2007; Chairman of the Audit Committee since 2013	Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); President, Auditing Section of the American Accounting Association (2012- 2015); Former member of the AICPA Auditing Standards Board, AICPA (2008-2011).	9	Northern Lights Variable Trust (for series not affiliated with the Funds since 2007); Alternative Strategies Fund (since 2010); Lifetime Achievement Mutual Fund, Inc. (2007-2012); Northern Lights Fund Trust III (since 2012) and Northern Lights Fund Trust (since 2007)

12/31/16-NLVT-v3

TOPS® Managed Risk ETF Portfolios
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
December 31, 2016

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Andrew Rogers*** 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Trustee Since 2013; President Since 2006	Chief Executive Officer, Gemini Alternative Funds, LLC (since 2013); Chief Executive Officer, Gemini Hedge Fund Services, LLC (since 2013); Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly President and Manager, Blu Giant, LLC (2004 - 2011).	9	Northern Lights Variable Trust (for series not affiliated with the Funds since 2013) and Northern Lights Fund Trust (since 2013)
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Treasurer Since 2006	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, Blu Giant, (2004 - 2013).	N/A	N/A
James P. Ash**** 80 Arkay Drive Hauppauge, NY 11788 Born in 1976	Secretary Since 2011	Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).	N/A	N/A
Emile R. Molineaux Born in 1962	Chief Compliance Officer Since 2011	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2011); General Counsel, CCO and Senior Vice President, Gemini Fund Services, LLC (2004 - June 2012); Secretary and CCO, Northern Lights Compliance Services, LLC; (2003-2011); In-house Counsel, The Dreyfus Funds (1999 – 2003).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	As of December 31, 2016, the Trust was comprised of [20] active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds and to Funds managed by the Advisor that are series of Northern Lights Fund Trust. The Funds do not hold themselves out as related to any other series within the Trust for investment purposes.

***	Andrew Rogers is an “Interested Trustee” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant and Transfer Agent).

****	Mr. Ash resigned from his position as Secretary of the Trust effective February 24, 2017.

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-855-572-5945.

12/31/16-NLVT-v3

PRIVACY NOTICE

Northern Lights Variable Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS VARIABLE TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Variable Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Variable Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Variable Trust

What we do:
How does Northern Lights Variable Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Variable Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Variable Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Variable Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Variable Trust doesn’t jointly market.

This Page Intentionally Left Blank.

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PROXY VOTING POLICY

Information regarding how the Portfolios voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Portfolios use to determine how to vote proxies is available without charge, upon request, by calling 1-855-572-5945 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

Each Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-855-572-5945.

INVESTMENT ADVISOR
ValMark Advisers, Inc.
130 Springside Drive
Akron, OH 44333

INVESTMENT SUB-ADVISOR
Milliman Financial Risk Management, LLC
71 S. Wacker Drive, 31st Floor
Chicago, IL 60606

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, New York 11788

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii  The Registrant’s board of trustees has determined that Mark Gersten, Anthony J. Hertl, and Mark H. Taylor are audit committee financial experts, as defined in Item 3 of Form N-CSR.  Mr. Gersten, Mr. Hertl and Mr. Taylor are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

FYE 2015 - $31,500

FYE 2016 - $33,000

(b)	Audit-Related Fees

FYE 2015 - None

FYE 2016 - None

(c)	Tax Fees

FYE 2015 - $6,000

FYE 2016 - $6,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

FYE 2015 - None

FYE 2016 - None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
	2015	2016
Audit-Related Fees:	0.00%	0.00%
Tax Fees:	0.00%	0.00%
All Other Fees:	0.00%	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2015 - $31,500

2016 - $33,000

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)	Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Variable Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

Andrew B. Rogers, Principal Executive Officer/President

Date 2/21/17

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

Andrew B. Rogers, Principal Executive Officer/President

Date 2/21/17

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Financial Officer/Treasurer

Date 2/21/17